UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MATERIAL SCIENCES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 31, 2012

Dear Shareowner:

The 2012 Annual Meeting of Shareowners will be held on Thursday, June 28, 2012, at 10:00 a.m. (CDT) at 2200 East Pratt Boulevard, Elk Grove Village, Illinois, 60007. We hope you will attend. We will be voting on the matters outlined in the attached notice of annual meeting and proxy statement. We also will hear management’s report regarding the past fiscal year’s operations.

It is important that your shares be represented at the meeting, regardless of the number you own or whether or not you plan to attend. Accordingly, we urge you to vote your shares as soon as practicable.

I look forward to seeing you on June 28, 2012.

Sincerely,

JOHN P. REILLY

Non-Executive Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREOWNERS

The Annual Meeting of Shareowners of Material Sciences Corporation will be held on Thursday, June 28, 2012, at 10:00 a.m. (CDT) at 2200 East Pratt Boulevard, Elk Grove Village, Illinois, 60007, for the following purposes:

1.	To elect seven directors to the Board;

2.	To consider and approve the Material Sciences Corporation 2012 Incentive Compensation Plan;

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2013; and

4.	To transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

Our Board of Directors recommends you vote “FOR” the election of the nominated directors, “FOR” approval of the Material Sciences Corporation 2012 Incentive Compensation Plan and “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

Shareowners of record at the close of business on April 30, 2012, are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

Whether or not you expect to be present at the meeting, please vote your shares by following the instructions on the enclosed proxy card or voting instruction card. Any person voting by proxy has the power to revoke it at any time prior to its exercise at the meeting in accordance with the procedures described in the accompanying proxy statement.

IF YOU PLAN TO ATTEND:

Please note that space limitations make it necessary to limit attendance to shareowners. Registration will begin at 9:00 a.m., and seating will begin at 9:45 a.m. Each shareowner may be asked to present valid picture identification, such as a driver’s license or passport. Shareowners holding stock in brokerage accounts (“street name” holders) will need to bring a copy of the voting instruction card or a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and certain other electronic devices will not be permitted at the meeting.

By Order of the Board of Directors,

James D. Pawlak

Vice President, Chief Financial Officer,

Corporate Controller and Corporate Secretary

Elk Grove Village, Illinois

May 31, 2012

PROXY STATEMENT

This proxy statement is solicited by the Board of Directors of Material Sciences Corporation (“MSC,” the “Company,” “we,” “our,” or “us”) and contains information related to the annual meeting of shareowners of the Company to be held on Thursday, June 28, 2012, beginning at 10:00 a.m. (CDT), at the Company’s principal executive offices located at 2200 East Pratt Boulevard, Elk Grove Village, Illinois, 60007, and at any postponements or adjournments thereof. Directions to our facility may be obtained by telephoning (847) 718-8397. This proxy statement is being mailed on or about May 31, 2012, to all shareowners entitled to vote at the meeting.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At our annual meeting, shareowners will act upon the matters outlined in the accompanying notice of annual meeting. In addition, management will report on our fiscal 2012 performance and respond to appropriate questions from shareowners.

Who is entitled to vote at the meeting?

Only shareowners of record at the close of business on April 30, 2012, the record date for the meeting, are entitled to receive notice of and to vote at the meeting. If you were a shareowner of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting or at any postponements or adjournments of the meeting.

What are the voting rights of the holders of our common stock?

Other than as described with respect to the election of directors, each outstanding share of our common stock will be entitled to one vote on each matter considered at the meeting. If one or more shareowners give notice before the voting at the meeting of their intention to cumulate their votes in the election of directors, all shareowners entitled to vote shall have the right to so cumulate their votes. We have not received such notice from a shareowner as of the date of this proxy statement but if such notice is given to us prior to the voting at the meeting, each holder of our common stock will be entitled, for each share held, to one vote for each director being elected and may cast all such votes for a single nominee (who has been nominated by the Board or in accordance with our By-Laws) or distribute such votes among two or more such nominees. If such notice is given, each executed proxy will grant the person or persons named therein discretionary authority to cumulate votes in connection with the election of directors, except no votes represented by such proxy may be voted for any nominee with respect to which authority to vote has been withheld on the proxy card or voting instruction card and except to the extent that specific instructions have been given on the proxy card or voting instruction card as to cumulative voting. In the event of cumulative voting, if voting authority is withheld from a particular nominee or nominees, votes will be cumulated in favor of the other nominees, and if different specific instructions are given, the specific instructions will be followed.

Who can attend the meeting?

Shareowners as of the record date, or their duly appointed proxies, may attend the meeting. Registration will begin at 9:00 a.m., and seating will begin at 9:45 a.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and certain other electronic devices will not be permitted at the meeting.

Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of your voting instruction card or brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

A majority of the outstanding shares of our common stock, represented in person or by proxy, shall constitute a quorum for the transaction of business at the meeting. The close of business on April 30, 2012, has been fixed as the record date for the determination of shareowners entitled to notice of and vote at the meeting. On that date, there were 10,484,499 shares of our common stock outstanding and entitled to vote.

Proxies received but marked as abstentions and broker non-votes will be counted for purposes of determining whether there is a quorum at the meeting. If there is not a quorum at the meeting, the shareowners entitled to vote at the meeting, whether present in person or by proxy, will only have the power to adjourn the meeting until such time as there is a quorum. The meeting may be reconvened without notice to shareowners, other than an announcement at the prior adjourned meeting, within 30 days after the record date and a quorum must be present at such reconvened meeting.

How do I vote?

If the shares of our common stock are held in your name, you can vote on matters to come before the meeting in two ways:

•	by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope; or

•	by written ballot at the meeting.

Shareowners whose shares of our common stock are held in “street name” must either direct the record holder of their shares as to how to vote their shares of common stock or obtain a proxy from the record holder to vote at the meeting. “Street name” shareowners should check the voting instruction cards used by their brokers or nominees for specific instructions on methods of voting, including by telephone or using the Internet.

Your shares will be voted as you indicate. If you return the proxy card but you do not indicate your voting preferences, then the individuals named on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. The Board and management do not expect any additional matters to be presented at the annual meeting other than those outlined in the notice of the annual meeting. Should any other matter presented for voting at the meeting, or at any adjournment or postponement thereof, requiring a vote of the shareowners arise, the proxy confers upon the person or persons named on the proxy card discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment. Such authority includes the discretionary authority of the person or persons named on the proxy card to cumulate votes so as to elect the maximum number of directors.

How can I change my vote?

If your shares are held in your name, you may revoke your proxy at any time before it is exercised by:

•	filing with the Corporate Secretary of MSC a written notice of revocation;

•	sending in another duly executed proxy bearing a later date; or

•	attending the meeting and casting your vote in person.

If your shares are held in “street name,” you must contact your broker or nominee to revoke your proxy. In either case, your last vote will be the vote that is counted.

How do I vote my ESPP shares?

If you are one of our employees who participate in the MSC Employee Stock Purchase Plan (ESPP), your shares are registered in your name, and you should receive a proxy voting card for your ESPP shares. See “How do I vote?” section above.

What vote is required to approve each item?

Election of Directors. Directors will be elected by the vote of the holders of a majority of shares of common stock represented at the meeting in person or by proxy unless there is cumulative voting. If the vote is conducted by cumulative voting, then the seven nominees receiving the greatest number of votes shall be elected as directors. Shares of common stock as to which authority to vote for the election of one or more director nominees is withheld on the enclosed proxy or voting instruction card will not be counted in determining the number of shares necessary for approval if the vote is conducted by cumulative voting.

Approval of the Material Sciences Corporation 2012 Incentive Compensation Plan. The affirmative vote of the holders of majority of shares of common stock represented at the meeting, in person or by proxy, will be required to approve the Material Sciences Corporation 2012 Incentive Compensation Plan.

Other Items. For each other item, including the ratification of the appointment of Deloitte & Touche LLP, the affirmative vote of the holders of a majority of the shares of common stock represented at the meeting, in person or by proxy, will be required for approval. Abstentions will be treated as being present and entitled to vote on the items and, therefore, will have the effect of votes against the proposal.

Effect of Broker Non-Votes. Brokers, banks or other nominees have discretionary authority to vote shares without instructions from beneficial owners on matters considered “routine” by the New York Stock Exchange, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm; therefore, your shares may be voted on this matter if your shares are held in the name of a brokerage firm, even if you do not provide the brokerage firm with instructions. On non-routine matters, such as the election of directors and the approval of the Material Sciences Corporation 2012 Incentive Compensation Plan, brokers, banks and nominees do not have discretion to vote shares without instructions from beneficial owners and thus are not entitled to vote on such proposals in the absence of such specific instructions, resulting in broker non-votes for those shares. Broker non-votes will not be counted for any purpose in determining whether a matter has been approved. Shares represented by such broker non-votes will, however, be counted in determining whether there is a quorum.

STOCK OWNERSHIP

Who are the largest owners of our common stock?

The following table contains information regarding the persons known to us that beneficially own more than 5% of our common stock as of April 30, 2012.

Equity Ownership of Certain Beneficial Owners

Name and Address	Number of Shares Beneficially Owned	Percentage of Class (1)
Frank L. Hohmann III (2)	1,206,854	11.5%
c/o Material Sciences Corporation 2200 East Pratt Blvd. Elk Grove Village, IL 60007

Dimensional Fund Advisors LP (3)	870,788	8.3%
Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746

Wellington Management Company, LLP (4)	729,762	7.0%
280 Congress Street Boston, MA 02210

Royce & Associates, LLC (5)	650,804	6.2%
745 Fifth Avenue New York, NY 10151

(1)	Based upon the 10,484,499 shares of our common stock outstanding on April 30, 2012.
(2)	Mr. Hohmann has sole voting and dispositive power with respect to 1,199,805 shares. The number of shares beneficially owned includes: 1,194,805 shares held by Mr. Hohmann individually and 5,000 shares held in trust for the daughter of Mr. Hohmann, for which Mr. Hohmann is not the trustee and for which he disclaims beneficial ownership. This amount also includes 6,779 shares that may be acquired through the exercise of currently exercisable options.
(3)	Based on a Schedule 13G as of March 31, 2012, filed on February 14, 2012, by Dimensional Fund Advisors LP (“Dimensional Fund”). Dimensional Fund has sole voting power with respect to 857,988 of such shares and sole dispositive power with respect to all such shares. According to the Schedule 13G, all of the shares are owned by certain investment companies, trusts and accounts to which Dimensional Fund serves as an investment manager or advisor and, therefore, Dimensional Fund disclaims beneficial ownership of all such shares.
(4)	Based on a Schedule 13F as of March 31, 2012, filed on May 15, 2012, by Wellington Management Company, LLP (“Wellington”). Wellington shares voting and dispositive power with Wellington Trust Company, NA with respect to all shares.
(5)	Based on a Schedule 13F as of March 31, 2012, filed on May 10, 2012, by Royce & Associates, LLC (“Royce”). Royce has sole voting power and sole dispositive power with respect to all shares.

How much common stock do our directors and executive officers own?

The following table provides certain information, as of April 30, 2012, on the beneficial ownership of our common stock by each director of MSC, each nominee for director of MSC, the executive officers named in the Summary Compensation Table below, and the directors and executive officers of MSC as a group. To our knowledge, each person has sole voting and investment power for the shares shown unless otherwise noted. The address of all officers and directors described below is c/o Material Sciences Corporation, 2200 East Pratt Blvd., Elk Grove Village, IL 60007.

Name	Number of shares directly owned (1)	Number of shares under exercisable options (2)	Total number of shares beneficially owned	Percent of class (3)
Non-Employee Directors

Terry L. Bernander	—	—	—	—

Frank L. Hohmann III (4)	1,199,805	6,779	1,206,854	11.4%

Samuel Licavoli	5,000	—	5,000	*

Patrick J. McDonnell	5,000	—	5,000	*

John P. Reilly	3,000	—	3,000	*

Dominick J. Schiano	—	—	—	—

Named Executive Officers

Clifford D. Nastas	68,472	32,680	101,152	1.0%

Michael R. Wilson	—	37,974	37,974	*

James D. Pawlak	3,500	6,536	10,036	*

All Executive Officers and Directors as a group (11 Persons)	1,284,777	83,969	1,368,746	13.0%

*	Less than 1%
(1)	Includes all shares deemed beneficially owned in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, except for shares that may be acquired through the exercise of stock options, which information is set forth separately.
(2)	Includes shares subject to options that are exercisable on April 30, 2012, and options which become exercisable within 60 days thereafter.
(3)	Based upon the 10,484,499 shares of our common stock outstanding on April 30, 2012, plus any exercisable options listed for each Director or Officer.
(4)	Mr. Hohmann has sole voting and dispositive power with respect to 1,199,805 shares. The number of shares beneficially owned includes: 1,194,805 shares held by Mr. Hohmann individually and 5,000 shares held in trust for the daughter of Mr. Hohmann, for which Mr. Hohmann is not the trustee and for which he disclaims beneficial ownership.

In addition to the shares listed above, as of April 30, 2012, each director held phantom stock units, as detailed in the table below:

	No. of Phantom Stock Units	Value (1)
Terry L. Bernander	48,166	$367,988
Frank L. Hohmann III	54,150	413,706
Samuel Licavoli	54,150	413,706
Patrick J. McDonnell	54,150	413,706
John P. Reilly	54,150	413,706
Dominick J. Schiano	53,349	407,586

Totals	318,115	$2,430,399

(1)	Value based on closing market price of Material Sciences Corporation Common Stock on April 30, 2012, of $7.64.

The Board adopted the Fiscal Year 2006 Long-Term Incentive Plan for Non-Employee Directors effective March 1, 2005. The plan provides for phantom stock units (payable only in cash) to be granted to each non-employee director on March 1, June 1, September 1 and December 1 of each fiscal year. Each unit represents the number of shares of our common stock equal to the quotient of $8,500 divided by the closing sale price of our common stock on the day preceding the grant date. The units vest immediately and are redeemable upon the earlier of (1) five years from the date of grant or (2) such director ceasing to be a member of the Board of Directors for certain reasons. Upon redemption, the director receives a cash amount equal to the number of shares of common stock represented by the unit multiplied by the average of the closing sales price of one share of our common stock for the 30 preceding trading days plus the amount of dividends declared on one share of our common stock since the date of grant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of shares of our common stock with the SEC. Directors, executive officers and greater than 10% shareowners are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of filings with the SEC, copies of such reports furnished to us or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, from March 1, 2011 through February 29, 2012, our directors, executive officers and greater than 10% shareowners complied with the reporting requirements of Section 16(a) except that the following individuals each filed one late Form 4 relating to one phantom stock grant during fiscal year 2012: Terry Bernander, Frank Hohmann, Samuel Licavoli, Patrick McDonnell, John Reilly and Dominick Schiano.

ELECTION OF DIRECTORS

(Item No. 1 On Proxy Or Voting Instruction Card)

The Board currently consists of seven members. The seven persons listed below, at the recommendation of the Compensation, Organization and Corporate Governance Committee, are nominated by the Board to be elected for a period to end at the 2013 Annual Meeting of Shareowners, when they may be nominated by the Board to be re-elected, successors being elected and qualified or, as provided in our By-Laws, upon the earliest of death, resignation or removal. Unless authority to vote for one or more nominees is withheld in the proxy, signed proxies that are returned will be voted for approval of the election of the seven nominees listed below. All nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the persons named in the proxy will vote for the election of another person or persons as the Board recommends. All of the nominees currently serve as members of the Board.

The Company has a policy calling for the retirement of directors at the annual shareowners meeting following a director’s 72nd birthday.

Information regarding the nominees, as of April 30, 2012, is set forth below, including their ages, the period each has served on the Board and the nominees’ business experience.

Nominees

Mr. Terry L. Bernander Age 56	Director since 2008

Mr. Bernander, a market consultant, was President and Chief Executive Officer of AZ Automotive Corporation from June 2002 through March 2009. AZ is a Tier 1 automotive supplier of highly engineered metal-formed components, complex modules and mechanical assemblies. Prior to this, from 1997 through 2001, he served as President and Chief Executive Officer of Faurecia Exhaust Division, AP Automotive Systems and Tube Products, each of which are portfolio companies of Questor Management Company. He has been a member of the Board of Directors of Polar Corporation since 2003.

The Board of Directors believes Mr. Bernander brings proven operational excellence, strategic planning and executive leadership experience with a number of automotive suppliers of major corporations. Bernander’s extensive background with highly engineered metal-based products qualifies him to continue to serve on the Company’s Board of Directors.

Mr. Frank L. Hohmann III Age 66	Director since 2002

Mr. Hohmann, a private investor, spent 23 years with Donaldson, Lufkin & Jenrette, which was acquired by Credit Suisse First Boston. Mr. Hohmann was a managing director in the equity derivatives group at Credit Suisse First Boston until he retired on January 2, 2002. From 1974 to 1978, he was a managing director at WM Sword and Co. He is a member of the board of directors of Egerton Capital Limited, a trustee of Winterthur Museum and a trustee of Mount Desert Island Biological Laboratory in Maine, and was formerly a trustee and President of the Madison Avenue Presbyterian Church.

The Board of Directors believes Mr. Hohmann’s experience in finance, risk management and compensation issues arising from thirty-three years of Wall Street experience qualifies him to continue to serve on the Company’s Board of Directors. Mr. Hohmann is a long- standing substantial holder of the Company’s shares.

Mr. Samuel Licavoli Age 70	Director since 2006

Mr. Licavoli is currently retired after serving as the President and Chief Executive Officer of the Industrial Products Group of Businesses at Textron, Inc. from January 2002 through March 2003. Prior to this he served as Chairman, President and Chief Executive Officer of Textron’s Industrial Products Group from July 2000 through January 2002 and as Chairman, President and Chief Executive Officer of Textron’s Automotive Group from June 1998 through July 2000. Mr. Licavoli served as President of Textron’s Automotive Trim Company from 1996 through June 1998. He is a member of the Board of Directors of Taylor-Wharton International, a private equity portfolio company and Interface Solutions, a private equity portfolio company owned by Wind Point Partners.

The Board of Directors feels that Mr. Licavoli’s wide range of experience qualifies him to continue to serve on the Board of Material Sciences Corporation. He has had executive automotive roles with both original equipment manufacturers and automotive suppliers, and has completed several joint ventures and acquisitions in the United States as well as International Operations. Mr. Licavoli has served on both public and private boards and has been a member of various Board Committees, inclusive of Audit, Compensation and Corporate Governance.

Mr. Patrick J. McDonnell Age 68	Director since 2006

Mr. McDonnell is President and Chief Executive Officer of The McDonnell Company, LLC, a management consulting company that he founded in 2000. From 1999 to 2000, he was the President of Jordan Professional Services. From 1998 to 1999, he was President and Chief Operating Officer of LAI Worldwide, an SEC Registrant Executive Search Firm. In 1998, he was the Global Director of Assurance Services for PricewaterhouseCoopers LLP. Mr. McDonnell was a partner in Coopers & Lybrand LLP from 1979 to 1998, serving from 1993 to 1998 as the Vice Chairman of Business Assurance. Mr. McDonnell is a member of the Board of Directors of First Midwest Bancorp.

The Board of Directors believes that Mr. McDonnell brings valuable tactical skills and experience in business management, strategic planning, finance and public company matters to the Board and those skills and experience qualify him to continue to serve.

Mr. John P. Reilly Age 68	Director since 2004

Mr. Reilly has served as our Non-Executive Chairman of the Board since June 2008. Mr. Reilly is the retired Chairman, President and CEO of Figgie International, Inc. He has more than thirty years of experience in the automotive industry, where he has served as senior officer with a number of automotive suppliers, including Stant Corporation and Tenneco Automotive. He has also held leadership positions at the former Chrysler Corporation and Navistar International and has served as President of Brunswick Corporation. Mr. Reilly serves on the Board of Directors of Exide Technologies, where he is Non-Executive Chairman of the Board, The Timken Company, and Interface Solutions.

The Board of Directors believes Mr. Reilly’s executive experience as a senior officer with a number of automotive suppliers, and his leadership positions at several other major corporations, provide him with substantial management, corporate governance, risk management and strategic planning expertise and qualify him to continue to serve on the Company’s Board of Directors.

Mr. Dominick J. Schiano Age 57	Director since 2007

Since 2007, Mr. Schiano has been President and co-founding partner at Evergreen Capital Partners LLC, an investment firm that provides advisory services to and co-invests with private equity sponsors under exclusive contractual relationships and is affiliated with The Gores Group where Mr. Schiano is responsible for sourcing investment opportunities and providing strategic, operational and financial guidance to the firm with respect to portfolio company investments in the industrial sector.

Evergreen has previously been engaged by TowerBrook Capital Partners where Mr. Schiano was a member of the Management Advisory Board and by DLJ Merchant Banking Partners, the private equity arm of Credit Suisse where he held the position of Vice Chairman-Global Industrial Partners.

Prior to forming Evergreen, Mr. Schiano served as a Managing Director and member of the Investment Committee of Questor Partners Funds from 2003 to 2007. Previously, from 1997 to 2003, Mr. Schiano served in various roles at Textron Inc., including Executive Vice President and CFO of Textron Automotive, Executive Vice President and CFO of Textron Fastening Systems, Inc., and as Executive Vice President and General Manager of Textron Fastening Systems, Inc. (Threaded Products Group). Prior to Textron, from 1992 to 1995, Mr. Schiano held senior positions at TRW Inc., where he was responsible for mergers and acquisitions, joint ventures, licensing and strategic alliances. Prior to that, Mr. Schiano held progressively responsible finance, M&A and operating roles at Wickes Companies, Inc., its predecessor, Gulf & Western Industries Inc. and Emerson Electric Company, Inc.

Mr. Schiano also serves as a director and member of the audit committees of STR Holdings, Inc. (NYSE:STRI) and two private equity companies, Sage Automotive Interiors, Inc. and Hilex Poly Holdings, Inc. He is a member of the advisory board of Great Range Capital. Mr. Schiano attended Long Island University.

Mr. Schiano was selected to serve on our Board for his business acumen gained from significant management experience as a senior executive in a variety of industries with responsibilities in the areas of general management, finance, mergers and acquisitions, operations and business strategy as well as his experience as a director and audit committee member on a number of public and private company boards.

Mr. Clifford D. Nastas Age 49	Director since 2005

Mr. Nastas has served as our Chief Executive Officer and as a member of the Board since December 1, 2005. Mr. Nastas served as our President and Chief Operating Officer from June 2005 to December 2005, and as our Executive Vice President and Chief Operating Officer from October 2004 through June 2005. Prior to that time, he held numerous executive positions with MSC including: Vice President and General Manager of the Engineered Materials and Solutions Group from May 2004 to October 2004; Vice President of Sales and Marketing of the Engineered Materials and Solutions Group from July 2003 to May 2004; and Vice President of Marketing of MSC Laminates and Composites Inc. from January 2001 to July 2003. Mr. Nastas served as the Global Automotive Business Director for Honeywell International Inc., a technology and manufacturing provider of aerospace products, control technologies, automotive products, specialty chemicals and advanced materials, from 1995 until he joined the Company in January 2001. Mr. Nastas served as a member of the Board of Directors of Quixote Corporation until the company was sold in March 2010.

The Board of Directors believes Mr. Nastas brings critical perspective to our Board of Directors through his service as Chief Executive Officer of the Company for over five years. As our Chief Executive Officer, Mr. Nastas possesses a unique insight and understanding of our operations and business strategy. Further, the Board of Directors believes Mr. Nastas’ extensive background in material-based solutions and automotive products qualifies him to continue to serve on the Company’s Board of Directors

The Board of Directors recommends a vote FOR the election of each of the director nominees listed above.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

How often did the Board meet in fiscal 2012?

The Board held 5 meetings during fiscal 2012. Each current director attended at least 75% of the aggregate of total number of meetings of the Board and the total number of meetings of committees on which the director served that were held while the director was a member thereof during the last fiscal year.

What is the attendance policy for directors at our annual meeting?

All directors properly nominated for election at the meeting are expected to attend the annual meeting of shareowners. At the 2011 annual meeting of shareowners, all of the directors then nominated for election were present in person.

Which of our directors are independent?

The Compensation, Organization and Corporate Governance Committee conducts an annual review of the independence of the members of the Board and its committees and reports its findings to the full Board. Six of MSC’s seven current directors are non-employee directors. Only Mr. Nastas, our Chief Executive Officer, is not a non-employee director. Although the Board has not adopted categorical standards of materiality for independence purposes, information provided by the non-employee directors and MSC did not indicate any material transactions or relationships (e.g., commercial, industrial, banking, consulting, legal, accounting, charitable or familial) which would impair the independence of any of the non-employee directors. Based on the report of the Compensation, Organization and Corporate Governance Committee, the Board affirmatively determined that all of its non-employee directors nominated for election at the annual meeting are “independent directors” as that term is defined in the NASDAQ Capital Market rules (the “NASDAQ Rules”).

Which members of the Audit Committee meet the independence and financial literacy requirements for audit committee members?

All three current members of the Audit Committee meet the enhanced independence standards for audit committee members set forth in the NASDAQ Rules (which incorporate the standards set forth in the rules of the Securities and Exchange Commission). The Board has determined that Mr. McDonnell is an “audit committee financial expert” as that term is defined by Securities and Exchange Commission rules and has accounting and financial management expertise as required under NASDAQ Rules.

What committees has the Board established?

The Board’s Audit Committee and Compensation, Organization and Corporate Governance Committee are each comprised of “independent directors” as that term is defined under NASDAQ Rules applicable to such committees’ members. The Audit Committee is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The following is a description of the members, responsibilities and the number of meetings of each of the Audit Committee and the Compensation, Organization and Corporate Governance Committee held in fiscal 2012:

Committee	Members	Primary Responsibilities	# of Meetings in Fiscal Year 2012

Audit	McDonnell (Chairperson) Reilly Schiano

•     Assists the Board in its oversight of the Company’s accounting, auditing and reporting practices.

•     Monitors the integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements and the effectiveness of the Company’s system of internal controls.

•     Selects, evaluates, and, when appropriate, replaces the independent auditor, and pre- approves audit, internal control-related and permitted non-audit services.

•     Monitors the qualifications, independence and performance of the Company’s internal and independent auditors.

8, including 3 telephonic

Compensation, Organization and Corporate Governance	Hohmann (Chairperson) Bernander Licavoli

•     Determines the compensation of our executive officers and key employees.

•     Reviews and approves cash incentive compensation paid to key employees.

•     Reviews and makes recommendations to the Board regarding the Company’s compensation and benefit plans and policies.

•     Reviews corporate practices relating to succession planning.

•     Identifies and recommends candidates for election to the Board.

•     Oversees the evaluation of the Board and management.

•     Approves our corporate governance principles and our Code of Business Conduct and Ethics.

6, including 2 telephonic

The Compensation, Organization and Corporate Governance Committee has the power and authority to act as MSC’s nominating committee. To the extent permitted by law, it may delegate its authority to perform functions related to compensation matters, although it has not elected to do so.

The Board has adopted written charters for each of the Audit and the Compensation, Organization and Corporate Governance Committees which set forth the roles and responsibilities of each committee. Those written charters are available on our website at www.matsci.com and are available to any shareowner in print upon request.

Does the Board have a lead director and does it hold executive sessions?

The Board of Directors approved the Corporate Governance Guidelines which designates the chairperson of the Compensation, Organization and Corporate Governance Committee as the lead director of the Board when our Chief Executive Officer also holds the position of Chairman of the Board. The lead director’s primary responsibility is to preside over periodic executive sessions of the Board in which management directors and other members of management do not participate. The position of Chief Executive Officer and Chairman are not held by the same person. The Board established this leadership structure as a best practice in corporate governance. Accordingly, Mr. Reilly, as Non-Executive Chairman of the Board, presides over the executive sessions of the Board. Mr. Reilly was appointed as Non-Executive Chairman of the Board to serve a term ending on June 28, 2012, or until his earlier death, resignation or removal.

How can I communicate with the Board?

Interested parties, including shareowners, may communicate with the Board, Mr. Reilly, the lead director, the Chairman of the Audit Committee or the non-employee directors individually or as a group by writing to those individuals or the group at the following address: Material Sciences Corporation, 2200 East Pratt Boulevard, Elk Grove Village, Illinois 60007.

The Compensation, Organization and Corporate Governance Committee approved a process for handling letters received by MSC and addressed to the Board, the lead director, the Chairman of the Audit Committee or the non-employee directors as a group. Under that process, MSC’s Corporate Secretary reviews all such correspondence and regularly forwards to the directors a summary of all such correspondence, together with copies of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by MSC that is addressed to members of the Board and request copies of such correspondence. There was no such correspondence received during fiscal 2012.

When reporting a concern, please supply sufficient information so that the matter may be addressed properly. Although you are encouraged to identify yourself to assist MSC in effectively addressing your concern, you may choose to remain anonymous, and MSC will use its reasonable efforts to protect your identity to the extent appropriate or permitted by law. Concerns relating to accounting, internal controls or auditing matters are promptly brought to the attention of the Audit Committee and handled in accordance with the procedures established by the Audit Committee with respect to such matters.

What is the Board’s Role in Risk Oversight?

The Board is actively involved in overseeing the Company’s risk management. Operational and strategic presentations by management to the Board include consideration of the challenges and risks to our business, and the Board and management actively engage in discussion on these topics. At least annually, the Board reviews management’s short term business plans and long term strategic plans and the risks associated with carrying out those plans. The report for these reviews is compiled by senior management and approved by the Chief Executive Officer.

Each of our Board committees considers risk within its area of responsibility. Matters reviewed for risk include the following:

•

The Compensation, Organization and Corporate Governance Committee oversees our compensation programs from the perspective of whether they encourage individuals to take unreasonable risks that could result in having a materially adverse affect on the Company. The Compensation, Organization and Corporate Governance Committee has reviewed and discussed with management the issues of risk as it relates to our compensation program and practices. Management and the Board have determined that the risks arising from these compensation programs are not reasonably likely to have a material adverse effect on the Company.

•

We establish caps for our cash bonus at target which we believe also mitigates excessive risk taking. Even if the Company dramatically exceeds its operating targets, bonus payouts are limited. Conversely, our plan design has a floor on the bonus target so that profitability below a certain level does not permit bonus payouts.

•

We have strict internal controls over the measurement and calculation of earnings and overall financial results designed to keep them from being susceptible to manipulation by any employee, including our executives.

•	The Audit Committee oversees risks related to our financial statements, the financial reporting process, accounting and legal matters and oversees the internal audit function.

•	The Audit Committee oversees financial risk and reviews at least annually the risk factors enunciated in our periodic reports that are filed with the SEC.

•

The Committees discuss legal and compliance matters, and assess the adequacy of our risk-related internal controls. The Audit Committee also periodically requires management to address specific risk issues at its meetings. The Compensation, Organization and Corporate Governance Committee considers risk and structures our executive compensation programs with an eye to providing incentives to appropriately reward executives for growth without undue risk taking.

•

The Company has established and communicated to its employees a Code of Business Conduct and Ethics and has established an ethics hotline where employees can confidently and anonymously express any related concerns, including any internal financial reporting irregularities, they may have through a dedicated website or through a toll free number.

While the Board oversees risk management, Company management is charged with managing risk. Management is responsible for establishing and maintaining an adequate system of internal control over financial reporting and establishing controls to prevent or detect any unauthorized acquisition, use, or disposition of the Company’s assets.

The Company uses a third party, Crowe Horwath, LLP, to serve as its Internal Audit Function that reports to the Audit Committee on a regular basis. The Internal Audit Function evaluates and tests the Company’s network of risk management programs and reports the results to the Audit Committee. Corrective actions are taken as required. As part of the audit function, a formalized enterprise risk management program is incorporated into various risk assessment activities.

How are directors compensated?

The following table sets forth the cash and equity compensation earned or paid to each of our non-employee directors in fiscal year 2012.

Director Compensation for Fiscal Year 2012

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Total ($)
Terry L. Bernander	$41,000	$34,000	$75,000
Frank L. Hohmann III	$46,000	$34,000	$80,000
Samuel Licavoli	$41,000	$34,000	$75,000
Patrick J. McDonnell	$57,000	$34,000	$91,000
John P. Reilly	$122,000	$34,000	$156,000
Dominick J. Schiano	$47,000	$34,000	$81,000

(1)	Represents the aggregate grant date fair value for stock awards granted in fiscal year 2012 calculated in accordance with FASB ASC Topic 718. The assumptions used in determining the compensation cost are set forth in Note 10, “Equity and Compensation Plans,” to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended February 29, 2012. For a description of the terms of these phantom stock units, please see the description below of the Fiscal Year 2006 Long-Term Incentive Plan for Non-Employee Directors. The total number of phantom stock units held by each director as of February 29, 2012, is as follows: Mr. Bernander (47,184), Mr. Hohmann (53,958), Mr. Licavoli (53,958), Mr. McDonnell (53,958), Mr. Reilly (53,958) and Mr. Schiano (52,367). Outstanding phantom stock units are revalued at the current market price each quarterly period. Messrs. Bernander, Hohmann, Licavoli, McDonnell, Reilly, and Schiano were each granted 4,487 phantom stock units in fiscal 2012.
(2)	As of February 29, 2012, Mr. Hohmann held options to purchase 6,779 shares of our common stock.

Each non-employee director receives (1) an annual retainer of $30,000, (2) $1,000 per meeting for attendance, whether in person or telephonic, at Board meetings or Board committee meetings (other than Audit Committee meetings), (3) $1,500 per meeting for attendance at Audit Committee meetings, (4) $10,000 per year for chairing the Audit Committee, (5) $5,000 per year for chairing the Compensation, Organization and Corporate Governance Committee, and (6) reimbursement for normal travel expenses. The annual retainer is paid in cash, shares of common stock, deferred stock units entitling such non-employee directors to receive stock at a future date or any combination thereof based on the preference of the director. In addition to Board and other committee fees noted above, the Non-Executive Chairman of the Board receives an annual fee of $75,000.

The Board adopted the Fiscal Year 2006 Long-Term Incentive Plan for Non-Employee Directors effective March 1, 2005. The plan provides for phantom stock units (payable only in cash) to be granted to each non-employee director on March 1, June 1, September 1 and December 1 of each fiscal year. Each unit represents the number of shares of our common stock equal to the quotient of $8,500 divided by the closing sale price of our common stock on the day preceding the grant date. The units vest immediately and are redeemable upon the earlier of (1) five years from the date of grant or (2) such director ceasing to be a member of the Board of Directors for certain reasons. Upon redemption, the director receives a cash amount equal to the number of shares of common stock represented by the unit multiplied by the average of the closing sales price of one share of our common stock for the 30 preceding trading days plus the amount of dividends declared on one share of our common stock since the date of grant.

Do we have Corporate Governance Guidelines?

We are committed to the highest standards of corporate governance. The Board has adopted a set of Corporate Governance Guidelines, which, among other things, sets forth the qualifications and other criteria for director nominees, as established by the Compensation, Organization and Corporate Governance Committee, and

provides guidelines regarding the role of the Board and Board committees. The desired skills and experience for prospective Board members is described in more detail below under the caption “Director Nominations to be Considered by the Board.” Our Corporate Governance Guidelines are available on our website at www.matsci.com and are available in print to any shareowner who requests them.

Do we have stock ownership requirements for Non-Employee Directors and Corporate Officers?

All Non-Employee Directors and Corporate Officers are expected to hold stock at varying levels. Non-Employee Directors are expected to hold an amount of stock equal to three times their annual Board retainer. The Chief Executive Office is expected to hold an amount of stock equal to three times his annual base salary. All other Material Sciences Corporation Officers are expected to hold an amount of stock equal to one and one-half times their annual base salary. Non-Employee Directors and Officers have five years to achieve the appropriate investment level with progress equal to twenty percent each year. All shares, including unvested restricted stock, unvested stock options, phantom stock, deferred stock units and shares held are considered in determining compliance with this requirement. Selling of stock by persons not in compliance with this requirement is prohibited. Compliance is reviewed annually by the Compensation, Organization and Corporate Governance Committee and the most recent review indicates that all Non-Employee Directors and officers were in full compliance.

Do we have a Code of Business Conduct and Ethics?

All of our directors and employees, including our Chief Executive Officer and Chief Financial Officer, are required to abide by our Code of Business Conduct and Ethics, which is in compliance with the requirements of the New York Stock Exchange and the Securities and Exchange Commission, to ensure that our business is conducted in a consistently legal and ethical manner. The Code of Business Conduct and Ethics covers all areas of professional conduct, including employment policies, conflicts of interest, fair dealing, and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Our Code of Business Conduct and Ethics is available on our website at www.matsci.com and is available in print to any shareholder who requests it.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information relating to securities authorized under MSC’s equity compensation plans as of February 29, 2012. MSC’s shareowners have approved all of these plans.

Plan Category	(a) Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (2)	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a) (3)
Equity Compensation Plans Approved by Security Holders (1)	506,500	$5.84	1,204,265
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	506,500	$5.84	1,204,265

(1)	Complete descriptions of our share based plans are set forth in Note 10, “Equity and Compensation Plans,” to our consolidated financial statements included in our annual report on Form 10-K for the year ended February 29, 2012.
(2)	Consists of 488,138 shares of our common stock issuable pursuant to outstanding options under our Amended and Restated 1992 Omnibus Stock Awards Plan for Key Employees, 18,087 shares issuable pursuant to outstanding options under our 2001 Compensation Plan for Non-Employee Directors (including 11,308 shares issuable to retired directors), and 275 shares issuable under our 2007 Employee Stock Purchase Plan.
(3)	Consists of 622,651 shares of authorized, but unissued, shares our common stock issuable under our Amended and Restated 1992 Omnibus Stock Awards Plan for Key Employees which may be granted in the form of stock options, restricted shares or other awards and 581,614 shares issuable under our 2007 Employee Stock Purchase Plan.

APPROVAL OF MATERIAL SCIENCES CORPORATION

2012 INCENTIVE COMPENSATION PLAN

(Item No. 2 On Proxy Or Voting Instruction Card)

We are requesting our shareowners to vote in favor of adopting the Material Sciences Corporation 2012 Incentive Compensation Plan (referred to in this proposal as the “2012 Plan”). On May 2, 2012, our Board of Directors adopted the 2012 Plan, subject to approval by our shareowners. If our shareowners approve the 2012 Plan, it will become effective on the date of the annual meeting of shareowners, and it will replace the Material Sciences Corporation Amended and Restated 1992 Omnibus Stock Awards Plan for Key Employees (the “1992 Plan”) and the Material Sciences Corporation Fiscal Year 2006 Long-Term Incentive Plan for Non-Employee Directors (the “Director Plan”). The description of certain key features of the 2012 Plan is subject to the specific provisions in the full text of the 2012 Plan, which is attached as Appendix A to this Proxy Statement.

The approval of the 2012 Plan is important for many reasons. Among other things, shareowner approval of the 2012 Plan is necessary for us to be able to grant performance-based awards that qualify for the exception to the deductibility limit set forth in Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”); and to provide us with flexibility in compensating directors to better align director compensation and shareowner returns. The Director Plan awards only phantom stock to our nonemployee directors. If our shareowners approve the 2012 Plan, we would have the ability to choose among the different award types to better align director compensation with shareowner returns.

Section 162(m) generally provides that compensation paid to certain executive officers in excess of $1,000,000 cannot be deducted by us for Federal income tax purposes, except to the extent such compensation constitutes qualified performance-based compensation. The Compensation, Organization and Corporate Governance Committee (the “Committee”) of our Board intends for all compensation paid to such employees to be tax deductible by us pursuant to Section 162(m). The Committee considers its primary goal is to design compensation strategies that further the best interests of MSC and its shareowners. In certain cases, the Committee may determine that the amount of tax deductions lost is insignificant when compared to the potential opportunity a compensation program provides for creating shareowner value. The Committee therefore retains the ability to evaluate the performance of our executive officers and to pay appropriate compensation, even if it may result in the non-deductibility of certain compensation.

Purposes and Eligibility

The purposes of the 2012 Plan are to attract and retain qualified persons upon whom, in large measure, our sustained progress, growth and profitability depend, to motivate the participants to achieve short- and long-term company goals and to more closely align the participants’ interests with those of our other shareowners by providing them with a proprietary interest in our growth and performance. Our executive officers, employees, consultants and nonemployee directors are eligible to participate in the 2012 Plan.

Shares Authorized for Issuance

Under the 2012 Plan, 1,000,000 shares of our common stock, which are authorized for initial issuance or taken from treasury shares, are available for awards. This number is increased by the number of shares (1) remaining for issuance under the 1992 Plan, as of the effective date of the 2012 Plan, (2) that again become available under the 2012 Plan, or the 1992 Plan, pursuant to forfeiture, termination, lapse of restrictions or satisfaction of a share-based award in cash or other property other than with shares, and (3) needed to substitute shares subject to awards held by individuals of a company acquired by us (also described as “substitute awards” below). The number of shares available under the 2012 Plan will be reduced by one for each share delivered as a result of the exercise of a stock option or stock appreciation right or delivered under the terms of another award. With respect to a stock appreciation right payable only in cash, the number of available shares will not be reduced. The 2012 Plan provides that shares used to pay the exercise price or required tax withholding for an award under the 2012 Plan, and shares repurchased on the open market with the proceeds of an exercise price of an option, will not again be available for awards under the 2012 Plan. As of April 30, 2012, approximately 406,751 shares remain available for issuance under the 1992 Plan and approximately 706,225 shares are potentially subject to forfeiture under the 1992 Plan.

Administration and Types of Awards

The 2012 Plan is administered by the Committee, which interprets the 2012 Plan and has broad discretion to select the eligible persons to whom awards will be granted, as well as the type, size and terms and conditions of each award, including the exercise price of stock options, the number of shares subject to awards and the expiration date of, and the vesting schedule or other restrictions applicable to, awards.

The 2012 Plan allows us to grant the following types of awards:

•	options (non-qualified and incentive stock options);

•	stock appreciation rights, or SARs;

•	restricted shares;

•	restricted share units;

•	deferred shares;

•	performance units;

•	shares;

•	dividend equivalents;

•	annual incentive awards; and

•	substitute awards.

Stock Options.    Options may be granted by the Committee and may be either non-qualified options or incentive stock options. Options are subject to the terms and conditions, including vesting conditions, set by the Committee (and incentive stock options are subject to further statutory restrictions that are set forth in the 2012 Plan). The exercise price for all stock options granted under the 2012 Plan will be determined by the Committee, except that no stock option can be granted with an exercise price that is less than 100% of the fair market value of a share of our common stock on the date of grant. Further, shareowners who own greater than 10% of our voting shares will not be granted an incentive stock option that has an exercise price less than 110% of the fair market value of a share of our common stock on the date of grant.

The term of all stock options granted under the 2012 Plan will be determined by the Committee, generally not to exceed 10 years, and the term of an incentive stock option may not exceed five years for a grant to shareowners who own greater than 10% of our voting shares. No incentive stock option may be granted to an optionee, which, when combined with all other incentive stock options becoming exercisable in any calendar year that are held by that optionee, would have an aggregate fair market value in excess of $100,000. In the event an optionee is awarded $100,000 (based on the grant date) in incentive stock options that vest in a particular calendar year, any incentive stock options in excess of $100,000 (based on the grant date) that vest during the same year will be treated as nonqualified stock options. Each option gives the participant the right to receive a number of shares of our common stock upon exercise of the option and payment of the exercise price. The exercise price may be paid in cash (including cash obtained through a broker selling the share acquired on exercise), personal check, wire transfer or, if approved by the Committee, shares of our common stock or restricted shares of our common stock.

The 2012 Plan prohibits the repricing of stock options. For this purpose, “repricing” means (1) lowering the exercise price of a stock option after it is granted, (2) cancelling a stock option at a time when the exercise price exceeds the fair market value of the underlying common shares in exchange for another award (except in the case of certain adjustments permitted by the 2012 Plan and described in the Adjustments section below), and (3) any other action that is treated as repricing under generally accepted accounting principles. The 2012 Plan provides that dividend equivalents will not be payable with respect to stock options.

Stock Appreciation Rights or SARs.    The Committee may grant SARs on a stand-alone basis or in conjunction with stock options granted under the 2012 Plan. SARs are subject to the terms and conditions, including vesting conditions, set by the Committee. A SAR granted under the 2012 Plan entitles its holder to receive, at the time of exercise, an amount per SAR equal to the excess of the fair market value (at the date of exercise) of a share of our common stock over a specified price, known as the strike price, fixed by the Committee. The strike price for a SAR will not be less than 100% of the fair market value of a share of our common stock on the grant date. Payment to the participant for a SAR upon exercise may be made in cash, shares of our common stock, or other property, in any combination as determined by the Committee. The 2012 Plan prohibits the repricing of SARs (as described in the Stock Options section above). The 2012 Plan provides that dividend equivalents will not be payable with respect to SARs.

Restricted Shares and Restricted Share Units.    Restricted shares are shares of our common stock that are forfeitable until the restrictions lapse. Restricted share units are rights granted as an award to receive shares of our common stock, conditioned upon the satisfaction of restrictions imposed by the Committee. The Committee will determine the restrictions for each award and the purchase price in the case of restricted shares, if any. Restrictions on the restricted shares and restricted share units may include time-based restrictions, the achievement of specific performance goals or, in the case of restricted share units, the occurrence of a specific event. Unless otherwise specified in an award agreement, restricted shares will not be subject to restrictions of less than three years. Participants do not have voting rights in restricted share units. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the participant will forfeit his or her restricted shares and/or restricted share units. The Committee may grant dividends on restricted shares that are deferred until the restrictions on the restricted shares lapse. Dividend equivalents will be paid on restricted share units and the grantee shall vest in, and shall receive, such dividend equivalents at the same time his or her restricted share units vest and are distributed to such grantee.

Deferred Shares.    Deferred shares are the right to receive shares of our common stock at the end of a specified deferral period. The Committee will determine the number of shares and terms and conditions for each deferred share award, and whether such deferred shares will be acquired upon the lapse of restrictions on restricted shares or restricted share units. Participants do not have voting rights in deferred shares, but participants’ deferred shares may be credited with dividend equivalents to the extent dividends are paid or distributions made during the deferral period.

Performance Units.    Performance units are any grant of (1) a bonus consisting of cash or other property the amount and value of which, and/or the receipt of which, is conditioned upon the achievement of certain performance goals specified by the Committee, or (2) a unit valued by reference to a designated amount of property. Performance units may be paid in cash, shares of our common stock or restricted share units. The Committee will determine the number and terms of all performance units, including the performance goals and performance period during which such goals must be met. If the performance goals are not attained during the performance period specified in the award agreement, the participant will forfeit all of his or her performance units.

Annual Incentive Awards.    The 2012 Plan includes annual incentive awards. The Committee will determine the amounts and terms of all annual incentive awards, including performance goals, which may be weighted for different factors and measures. In the case of annual incentive awards intended to satisfy Section 162(m), the Committee will designate individuals eligible for annual incentive awards within the first 90 days of the year for which the annual incentive award will apply and will certify attainment of performance goals within 60 days following the end of each year. In addition, the Committee will establish the threshold, target and maximum annual incentive award opportunities for each participant. Annual incentive awards may be paid in cash, shares of our common stock, restricted shares, options or any other award under the 2012 Plan.

Dividend Equivalents.    Dividend equivalents under the 2012 Plan may be issued in conjunction with another award (other than stock options, or share or performance units) or on a standalone basis. Dividend equivalents will be paid to participants when they vest.

Substitute Awards.    Substitute awards are awards that may be granted in replacement of shares or share-based awards from another business held by current and former employees or nonemployee directors of, or consultants to, such business that is, or whose stock is, acquired by us, in order to preserve the economic value of all or a portion of a substituted award on such terms and conditions (including price) as the Committee determines.

Performance-Based Compensation

The objective performance criteria for awards (other than stock options and SARs) granted under the 2012 Plan that are designed to qualify for the performance-based exception from the tax deductibility limitations of Section 162(m) and are to be based on one or more of the following measures:

•	earnings before any or all tax;

•	earnings before any or all of interest, tax, depreciation or amortization (actual and adjusted and either in the aggregate or on a per-share basis);

•	earnings (either in the aggregate or on a per-share basis);

•	net income or loss (either in the aggregate or on a per-share basis);

•	operating profit;

•	cash flow (either in the aggregate or on a per-share basis);

•	free cash flow (either in the aggregate or on a per-share basis);

•	costs;

•	gross revenues;

•	reductions in expense levels;

•	operating and maintenance cost management and employee productivity;

•	share price or total shareholder return (including growth measures and total shareowner return or attainment by the shares of a specified value for a specified period of time);

•	return on equity;

•	return on average assets or average equity;

•	book value per share;

•	net economic value;

•	economic value added or economic value added momentum;

•	aggregate product unit and pricing targets;

•

strategic business criteria, consisting of one or more objectives based on meeting specified revenue, sales, credit quality, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

•	achievement of objectives relating to diversity, employee turnover or other human capital metrics;

•	results of customer satisfaction surveys or other objective measures of customer experience; and/or

•	debt ratings, debt leverage and debt service.

In any calendar year, no participant may be granted awards for options or SARs that exceed, in the aggregate, 100,000 underlying shares of our common stock. In any calendar year, no participant may be granted awards for restricted shares, deferred shares, restricted share units or performance units (or any other award other than options or SARs which is determined by reference to the value of shares or appreciation in the value of shares) that exceed, in the aggregate, 100,000 underlying shares of our common stock. No participant may be granted a cash award for any calendar year, the maximum payout for which would exceed $5.0 million. No participant may be granted a cash award for a performance period of more than one year, the maximum payout for which would exceed $5.0 million. These limits are higher than we expect to be needed for awards under the 2012 Plan, and are included in the 2012 Plan to comply with the requirements for deductibility of awards subject to Section 162(m).

Change in Control

Unless provided otherwise in an award agreement, a participant’s awards will become vested, the relevant restrictions will lapse and the relevant performance goals will be deemed to be met upon the involuntary termination of such participant’s employment or service without cause during the 15-month period following the occurrence of a change in control. In addition, the Committee may, in order to maintain a participant’s rights in the event of any change in control of MSC, (1) make any adjustments to an outstanding award to reflect such change in control or (2) cause the acquiring or surviving entity to assume or substitute rights with respect to an outstanding award. Furthermore, the Committee may cancel any outstanding unexercised options or SARs (whether or not vested) that have an exercise price or strike price, as applicable, that is greater than the fair market value of a share of our common stock as of the date of the change in control. Under the 2012 Plan, the Committee will also have the ability to cash out any options or SARs (whether or not vested) that have an exercise price or strike price, as applicable, that is less than the fair market value of a common share as of the date of the change in control. If the Committee determines that such an award should be cashed out, the participant will receive the lesser of the fair market value of a common share on the date of the change in control or the price paid per share in the transaction that constitutes the change in control.

For purposes of the 2012 Plan, a “change in control” occurs when (1) any corporation, person or other entity, including a group, becomes the beneficial owner, directly or indirectly, of more than 50% of the outstanding shares of MSC’s stock; (2) the consolidation or merger of MSC; (3) any sale, lease, exchange or other transfer of more than 85% of the assets of MSC; or (4) MSC is liquidated.

Termination of Employment or Service

With respect to stock options and SARs granted pursuant to an award agreement, unless the applicable award agreement provides otherwise, in the event of a participant’s termination of employment or service due to his or her death or disability, a pro rata portion of such participant’s stock options or SARs will vest and remain exercisable until one year after such termination (but not beyond the original term of the option or SAR), and thereafter will be cancelled and forfeited to us. Unless the applicable award agreement provides otherwise, in the event of a participant’s termination of employment or service by the participant without cause, such participant’s vested stock options or SARs (to the extent exercisable at the time of such termination) will remain exercisable until 90 days after such termination (but not beyond the original term of the option or SAR) and thereafter will be cancelled and forfeited to us. Unless the applicable award agreement provides otherwise, in the event of a participant’s voluntary termination of employment or service (and not due to such participant’s death or disability), such participant’s stock options or SARs (to the extent exercisable at the time of such termination) will remain exercisable until 30 days after such termination (but not beyond the original term of the option or

SAR) and thereafter will be cancelled and forfeited to us. In the event of a participant’s termination of employment or service for cause, such participant’s outstanding stock options or SARs will immediately be cancelled and forfeited to us.

Unless the applicable award agreement provides otherwise, (1) with respect to restricted shares, in the event of a participant’s termination of employment or service for any reason other than death or disability, all unvested shares will be forfeited to us, and (2) upon termination because of death or disability, a pro rata portion of all unvested shares of restricted shares will immediately vest.

If any dividend equivalents have been credited with respect to an award and if such award is forfeited at termination of employment, all such dividend equivalents credited with respect to such forfeited award will be forfeited.

Amendment and Termination

Unless the 2012 Plan is earlier terminated by our Board, the 2012 Plan will automatically terminate on the earlier of (1) the date all shares subject to the 2012 Plan have been purchased or acquired and the restrictions on all restricted stock granted under the 2012 Plan have lapsed, and (2) 10 years from the 2012 Plan’s effective date. Awards granted before the termination of the 2012 Plan may extend beyond that date in accordance with their terms. The Committee is permitted to amend the terms and conditions of outstanding awards, including to extend the exercise period and accelerate the vesting schedule of such awards, but no such action may adversely affect the rights of any participant with respect to outstanding awards without the applicable participant’s written consent and no such action or amendment may violate rules under Section 409A of the Code regarding the form and timing of payment of deferred compensation. Shareowner approval of any such amendment will be obtained if required to comply with applicable law.

Transferability

Unless otherwise determined by the Committee, awards granted under the 2012 Plan are not transferable except by will or the laws of descent and distribution. The Committee will have sole discretion to permit the transfer of an award to certain family members specified in the 2012 Plan.

Adjustments

In the event a stock dividend, stock split, reorganization, recapitalization, spin-off, or other similar event affects shares such that the Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2012 Plan, the Committee will (among other actions and subject to certain exceptions) adjust the number and type of shares available under the 2012 Plan, the number and type of shares subject to outstanding awards and the exercise price of outstanding stock options and other awards.

Federal Tax Consequences

The following summary is based on U.S. federal income tax laws in effect as of January 1, 2012. Such laws and regulations are subject to change. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an award fails to comply with Section 409A of the Code, the award may be subject to immediate taxation, interest and tax penalties in the year the award vests or is granted. This summary does not constitute tax advice and does not address possible state, local or foreign tax consequences.

Options.    The grant of stock options under the 2012 Plan will not result in taxable income to the recipient of the option or an income tax deduction for MSC. However, the transfer of shares of our common stock to an option holder upon exercise of his or her options may or may not give rise to taxable income to the option holder and tax deductions for MSC, depending upon whether the options are “incentive stock options” or nonqualified options.

The exercise of a nonqualified option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for MSC in the amount by which the fair market value of the common shares purchased, on the date of such exercise, exceeds the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the date of such exercise will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares.

In general, the exercise of an incentive stock option is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for MSC if the holder has been an employee of ours at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability). If the holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the incentive stock option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as “disqualifying dispositions”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. MSC would be entitled to a tax deduction equal to the amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition of the shares would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the option holder.

Stock Appreciation Rights.    The granting of SARs does not result in taxable income to the recipient of a SAR or a tax deduction for MSC. Upon exercise of a SAR, the amount of any cash the participant receives and the fair market value as of the exercise date of any common shares received are taxable to the participant as ordinary income and such amount will be deductible by MSC.

Restricted Shares.    Unless an election is made by the recipient under Section 83(b) of the Code, a participant will not recognize any taxable income upon the award of restricted shares that are not transferable and are subject to a substantial risk of forfeiture. Generally, the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse, less any amount paid with respect to the award of restricted shares. The recipient’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted shares. The recipient’s holding period will begin on the date on which the restrictions lapse. Dividends paid with respect to restricted shares upon the lapse of restrictions applicable to those shares will be taxable as compensation income to the participant.

As indicated above, a participant may elect, under Section 83(b) of the Code, to recognize taxable ordinary income upon the award date of restricted shares (rather than being taxed as described above) based on the fair market value of the common shares subject to the award on the date of the award. If a participant makes that election, any dividends paid with respect to those restricted shares will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted share award lapse. Assuming compliance with the applicable tax withholding and reporting requirements, MSC will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted share award in the taxable year in which that participant recognizes that ordinary income.

Deferred Shares.    The granting of deferred shares generally should not result in taxable ordinary income to the recipient of a deferred share, or a tax deduction for MSC. The payment or settlement of deferred shares should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the common shares received, and a corresponding tax deduction by MSC. Rules relating to the timing of payment of deferred compensation under Section 409A of the Code are applicable to deferred shares and any violation of Section 409A may result in potential acceleration of income taxation, as well as interest and tax penalties to the participant.

Other Awards.    The granting of restricted share units, performance units or an annual incentive award generally should not result in the recognition of taxable income by the recipient or a tax deduction by MSC. The payment or settlement of these awards should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the shares of our common stock received, and a corresponding tax deduction by MSC. If the award consists of shares of our common stock that are not transferable and are subject to a substantial risk of forfeiture, the tax consequences to the participant and MSC will be similar to the tax consequences of restricted stock awards described above, assuming that such award is payable upon the lapse of the restrictions. If the award consists of unrestricted shares of our common stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and MSC will be entitled to a corresponding tax deduction.

Section 162(m).    Under Section 162(m), we may be limited as to Federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to our Chief Executive Officer or any one of our other three highest paid executive officers (other than the Chief Financial Officer) who are employed by MSC on the last day of our taxable year. However, certain “performance-based compensation,” the material terms of which are disclosed to and approved by our shareowners, is not subject to this deduction limitation.

Section 280G of the Code.    Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2012 Plan in connection with a “change in control” of MSC might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent that it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and MSC would be denied a tax deduction for the amount of the excess parachute payment. However, the 2012 Plan provides for an automatic reduction of a participant’s awards to the extent that an award would result in any excess parachute payment that would trigger such an excise tax, unless the participant is party to a written agreement with MSC that provides for other treatment with respect to such excess parachute payments.

New Plan Benefits

MSC cannot determine the amounts of awards that will be granted under the 2012 Plan or the benefits of any awards to the executive officers named in the Summary Compensation Table, the executive officers as a group, or employees who are not executive officers as a group. Under the terms of the 2012 Plan, the number of awards to be granted is within the discretion of the Committee.

RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP

(Item No. 3 On Proxy Or Voting Instruction Card)

The Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2013, and has further directed that the Board submit the selection of the independent registered public accounting firm for ratification by the shareowners at the annual meeting.

Shareowner ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the appointment of Deloitte & Touche LLP to the shareowners for ratification as a matter of good corporate practice. If the shareowners fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain the firm. If the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such an appointment would be in the best interests of MSC and its shareowners.

The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

Fees Paid to Independent Auditors

Deloitte & Touche LLP (“Deloitte”), our independent registered public accounting firm, billed $461,600 and $604,500 for the fiscal years ended February 29, 2012, and February 28, 2011, respectively. This includes fees for professional services performed by Deloitte for the audit of the Company’s annual financial statements, reviews of the Company’s interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, due diligence services and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements for both fiscal 2012 and fiscal 2011.

Pre-Approval of Services by Independent Registered Public Accounting Firm

The Audit Committee has adopted a pre-approval policy for the provision of audit, non-audit and internal control-related services by our independent registered public accounting firm. Pursuant to this policy, the Audit Committee approves on an annual basis all audit, non-audit and internal control-related services provided by our independent registered public accounting firm and all related fees. The Audit Committee chairperson or any other member of the Audit Committee can approve audit, non-audit and internal control-related services required in the absence of a quorum of the Audit Committee. The chairperson or members who approve such services must report, for informational purposes only, any such approved decisions to the Audit Committee at its next scheduled meeting. In limited and exceptional circumstances, MSC may engage our independent registered public accounting firm to perform non-audit services without pre-approval, so long as the aggregate amount of such services do not exceed $10,000 (our threshold for the de minimis exception to the Securities and Exchange Commission’s pre-approval requirements applicable to audit-related, tax and all other permitted non-audit services), the services were not recognized as audit services at the time of the engagement and the services and fees are promptly brought to the attention of the Audit Committee and approved by either the Audit Committee, the Audit Committee Chairperson or any other members of the Audit Committee before completion of the non-audit services.

All fees paid to Deloitte & Touche LLP for services performed in fiscal 2012 were preapproved in accordance with our pre-approval policy. In preapproving the services generating fees in fiscal 2012, the Audit Committee did not rely on the de minimis exception. In making its recommendation to appoint Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2013, the Audit Committee determined that the non-audit services provided by Deloitte & Touche LLP are compatible with maintaining the independence of Deloitte & Touche LLP.

Attendance of Independent Auditors at Annual Meeting

Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they wish to do so and are expected to be available to respond to appropriate questions.

REPORT OF AUDIT COMMITTEE

Management is responsible for MSC’s financial reporting process, including its internal accounting and financial controls, its disclosure controls and procedures, the internal audit function, and compliance with MSC’s legal and ethics programs, as well as the preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States. MSC’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for performing an independent audit of MSC’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The Audit Committee has relied on management’s representation that the financial statements have been prepared with objectivity and in conformity with accounting principles generally accepted in the U.S. It has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. It is not the duty or responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures. The Audit Committee’s responsibility is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by MSC to shareowners, the Securities and Exchange Commission and others, monitoring MSC’s financial reporting processes and internal control systems and retaining and overseeing MSC’s independent auditor and internal auditors. A more complete description of the duties and responsibilities of the Audit Committee is set forth in its written charter adopted by the Board of Directors.

In overseeing the preparation of the financial statements of MSC, the Audit Committee met with management and Deloitte & Touche LLP and reviewed and discussed MSC’s audited financial statements prior to their issuance and discussed significant accounting policies applied by MSC in its financial statements, as well as alternative treatments, if any.

The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the audit committee concerning independence, and has discussed with Deloitte & Touche LLP their independence. The Audit Committee has also reviewed the non-audit services provided by Deloitte & Touche LLP, and considered whether the provision of those services was compatible with maintaining the independence of Deloitte & Touche LLP.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of MSC be included in its Annual Report on Form 10-K for the fiscal year ended February 29, 2012, and be filed with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Mr. Patrick J. McDonnell, Chairperson

Mr. John P. Reilly

Mr. Dominick J. Schiano

EXECUTIVE COMPENSATION TABLES

The following tables disclose compensation earned during the fiscal years ended February 29, 2012 and February 28, 2011, for services in all capacities to us by (a) our Chief Executive Officer, and (b) our two most highly compensated executive officers, other than the Chief Executive Officer, employed by us as of February 29, 2012:

Summary Compensation Table for the Year Ended February 29, 2012

Name and Principal Position	Year	Salary ($)	Stock Awards (1) ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation (2) ($)	All Other Compensation (3) ($)	Total (4) ($)
Clifford D. Nastas	2012	$420,000	$76,100	$247,968	$301,659	$21,033	$1,066,760
Chief Executive Officer	2011	$400,000	$32,200	$55,860	$322,531	$14,117	$824,708

Michael R. Wilson	2012	$309,000	$—	$103,320	$143,647	$10,088	$566,055
Vice President, Operations	2011	$300,000	$—	$23,275	$166,265	$3,095	$492,635

James D. Pawlak	2012	$240,000	$—	$144,648	$114,918	$11,868	$511,434
Vice President, Chief Financial Officer, Corporate Controller and Corporate Secretary	2011	$221,042	$—	$32,585	$147,012	$2,270	402,909

(1)	Reflects the aggregate grant date fair value for restricted stock and stock option awards granted in each fiscal year calculated in accordance with FASB ASC Topic 718, as discussed in the Notes to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended February 29, 2012.
(2)	Represents the value of the annual management incentive cash awards earned by each named executive officer for service performed in the indicated fiscal years.
(3)	The fiscal 2012 amounts shown in this column (a) for Mr. Nastas consist of $12,545 for Mr. Nastas’ country club membership and airline club memberships and $8,488 of matching and annual contributions to Mr. Nastas’ 401(k); (b) for Mr. Wilson consist of $10,088 of matching and annual contributions to his 401(k); and (c) for Mr. Pawlak consist of $11,488 of matching and annual contributions to his 401(k) and $380 related to IL CPA Annual Dues.
(4)	Represents the sum of the amounts in all of the columns of the Summary Compensation Table for each named executive officer.

The following table sets forth the outstanding equity awards held by each of our named executive officers as of February 29, 2012:

Outstanding Equity Awards At 2012 Fiscal Year-End

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Held That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Clifford D. Nastas	32,680	(1)	—		—	$8.00	April 11, 2018	—		—	—	—
	—		60,000	(2)	—	$2.00	March 1, 2017	—		—	—	—
	—		60,000	(3)	—	$7.50	March 1, 2018	—		—	—	—
	—		—		—	—	—	10,000	(5)	$86,600	—	—
	—		—		—	—	—	10,000	(6)	$86,600	—	—

Michael R. Wilson	20,000	(4)	—		—	$8.00	February 1, 2018	—		—	—	—
	17,974	(1)	—		—	$8.00	April 11, 2018	—		—	—	—
	—		25,000	(2)	—	$2.00	March 1, 2017	—		—	—	—
	—		25,000	(3)	—	$7.50	March 1, 2018	—		—	—	—

James D. Pawlak	6,536	(1)	—		—	$8.00	April 11, 2018	—		—	—	—
	—		35,000	(2)	—	$2.00	March 1, 2017	—		—	—	—
	—		35,000	(3)	—	$7.50	March 1, 2018	—		—	—	—

(1)	The options vested on April 11, 2011.
(2)	The options will vest with respect to such underlying shares on March 1, 2013.
(3)	The options will vest with respect to such underlying shares on March 1, 2014.
(4)	The options vested on February 1, 2011.
(5)	The restricted shares will vest on February 28, 2013.
(6)	The restricted shares will vest on February 28, 2014.

Option Exercises and Vesting and Pension Benefits

None of our named executive officers exercised stock options or held restricted stock that vested in fiscal 2012. The named executive officers do not participate in any of the Company’s defined benefit plans or non-qualified deferred compensation plans.

Potential Payments Upon Termination or Change-In-Control

The Company entered into severance and change in control agreements (the “Severance Agreements”) with Mr. Nastas, which originally became effective on July 1, 2007, and was modified and reissued on July 1, 2011, with Mr. Wilson, which originally became effective on February 1, 2008, and was modified and reissued on July 1, 2011, and with Mr. Pawlak, which originally became effective on February 10, 2010, and was modified and reissued on July 1, 2011. The Severance Agreements have a term of one year and are automatically renewable for successive one-year terms unless either party gives written notice at least 60 days prior to the expiration of the then current term that such party seeks to terminate the agreement as of June 30 of the then current year. In the event that the Company terminates the executive’s employment for any reason other than for cause, death or disability, or if the executive terminates his employment in the event of a constructive discharge, the executive will be entitled to receive severance in the amount of one times the sum of such executive’s base salary and the greater of (a) the cash amount paid or earned by the executive under the management incentive plan for the most recently completed fiscal year preceding the date or event upon which the amount of compensation is being determined, or (b) the amount earned during the current fiscal year, but not yet paid, in which the triggering event takes place (the “Compensation Amount”).

In the event that the Company terminates the executive’s employment for any reason other than for cause, death or disability, or if the executive terminates his employment in the event of a termination by constructive discharge within 15 months of a change in control (“CIC”), then under the Severance Agreements, the executive will be entitled to receive severance in the amount of 1.5 times such executive’s compensation amount. In addition, all stock options or shares of restricted stock which are unvested immediately prior to a termination following a change in control shall become fully vested and remain exercisable for at least ninety days after a CIC. The executives are also entitled to outplacement and other benefits under the Severance Agreements, and are subject to non-competition and non-solicitation covenants following termination for a period of two years.

The definitions of “cause,” “change in control,” “constructive discharge” and “disability” under the Severance Agreements are as follows:

“Cause” means, with respect to the executive, one or more of the following: (i) the executive’s commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its Affiliates or any of their customers or suppliers, (ii) the executive’s reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other conduct causing the Company or any of its Affiliates public disgrace or disrepute or economic harm, (iii) failure by the executive to perform duties as reasonably directed by the Company officer or other employee to whom the executive primarily reports (or, with respect to the Chief Executive Officer, the Board), (iv) any act or omission aiding or abetting a competitor, supplier or customer of the Company or any of its subsidiaries to the disadvantage or detriment of the Company and its Affiliates, (v) breach of fiduciary duty, negligence or misconduct with respect to the Company or any of its Affiliates, (vi) if the executive is covered by an employment agreement with the Company or an Affiliate, any breach of such agreement which is not cured to the Company’s Chief Executive Officer (or, with respect to such Chief Executive Officer, the Board) reasonable satisfaction within fifteen days after written notice thereof to the Executive.

“Change in Control” means (i) the acquisition by any Person or Persons acting in concert, of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than fifty percent of the outstanding stock of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire stock); or (ii) the consummation of (a) any consolidation or merger of the Company, other than a consolidation or merger of the Company in which holders of its stock immediately prior to the consolidation or merger hold proportionately at least a majority of the outstanding common stock of the continuing or surviving corporation; or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company (“Transfer Transaction”), except where (1) the Company owns all of the outstanding stock of the transferee entity or (2) the holders of the Company’s common stock immediately prior to the Transfer Transaction own proportionately at least a majority of the outstanding stock of the transferee entity, immediately after the Transfer Transaction; or (c) any consolidation or merger of the Company where, after the consolidation or merger, one Person owns one hundred percent of the shares of stock of the Company (except where the holders of the Company’s common stock immediately prior to such merger or consolidation own proportionately at least a majority of the outstanding stock of such Person immediately after such consolidation or merger).

“Constructive Discharge” means the occurrence, without the express written consent of the executive, of any one of the following events: (i) the assignment to the executive of any duties significantly inconsistent with the executive’s position and status with the Company or a substantial adverse alteration in the nature or status of the executive’s employment responsibilities from those in existence on the date hereof; (ii) the relocation of the executive’s office or job location to a location not within 75 miles of the Executive’s present office or job location, except for required travel on the Company’s business to an extent substantially consistent with the executive’s present business travel obligations; (iii) the liquidation, dissolution, consolidation or merger of the Company, or transfer of all or substantially all of its assets, other than a transaction or series of transactions in which the resulting or surviving transferee entity assumes the Severance Agreements and all obligations and undertakings hereunder by operation of law or otherwise; or (iv) a substantial reduction in the executive’s Compensation, other than a reduction that is part of an overall reduction in the Compensation of all officers of the Company. For purposes of the Severance Agreements, a substantial reduction in the executive’s Compensation shall be deemed to have occurred if, at any time during the term hereof, the executive’s compensation is reduced below eighty-five percent of his compensation as of the Effective Date.

An event shall not be considered a Constructive Discharge unless the executive provides written notice to the Company specifying the event relied upon for Constructive Discharge within sixty days after the occurrence of such event. Within thirty days of receiving such written notice from the executive, the Company may cure or cause to be cured the event upon which the executive claims a Constructive Discharge and no Constructive Discharge shall have been considered to have occurred with respect to such event. The Company and the executive, upon mutual written agreement, may waive any of the foregoing provisions which would otherwise constitute a Constructive Discharge.

“Disability” means a mental or physical illness that entitles the executive to receive benefits under the long-term disability plan of the Company, or, if there is no such plan or the executive is not covered by such a plan or the executive is not an employee of the Company, a mental or physical illness that renders the executive totally and permanently incapable of performing the executive’s duties for the Company, as determined by the Committee. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offence. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

The following tables show the potential payments to each of the named executive officers upon his termination of employment or a change in control under his Severance Agreement or under the terms of the award agreements related to his outstanding equity awards, assuming a termination or change in control occurred on February 29, 2012.

CLIFFORD D. NASTAS

	Cash Severance Payment		Outplace- ment Services (1)	Continuation of Medical/ Welfare Benefits (present value)		Accelerated Vesting of Stock Options		Restricted Stock Awards(2)	Total Termination or CIC Benefits
Voluntary Termination	$—		$—	$—		$—		$—	$—
Death, Disability, Retirement or Change in Control without Termination	$—		$—	$—		$490,769		$173,200	$663,969
Without Cause Termination or Constructive Discharge Termination	$721,659	(3)	$20,000	$20,389	(4)	$311,279	(5)	$173,200	$1,246,527
Without Cause Termination or Constructive Discharge Termination after Change in Control (6)	$1,082,489	(7)	$20,000	$30,579	(8)	$490,769		$173,200	$1,797,037
For Cause Termination	$—		$—	$—		$—		$—	$—

MICHAEL R. WILSON

	Cash Severance Payment		Outplace- ment Services (1)	Continuation of Medical/ Welfare Benefits (present value)		Accelerated Vesting of Stock Options		Restricted Stock Awards (2)	Total Termination or CIC Benefits
Voluntary Termination	$—		$—	$—		$—		$—	$—
Death, Disability, Retirement or Change in Control without Termination	$—		$—	$—		$220,563		$—	$220,563
Without Cause Termination or Constructive Discharge Termination	$452,647	(3)	$20,000	$17,843	(4)	$143,775	(5)	$—	$636,265
Without Cause Termination or Constructive Discharge Termination after Change in Control (6)	$678,971	(7)	$20,000	$26,760	(8)	$220,563		$—	$946,294
For Cause Termination	$—		$—	$—		$—		$—	$—

JAMES D. PAWLAK

	Cash Severance Payment		Outplace- ment Services (1)	Continuation of Medical/ Welfare Benefits (present value)		Accelerated Vesting of Stock Options		Restricted Stock Awards (2)	Total Termination or CIC Benefits
Voluntary Termination	$—		$—	$—		$—		$—	$—
Death, Disability, Retirement or Change in Control without Termination	$—		$—	$—		$278,014		$—	$278,014
Without Cause Termination or Constructive Discharge Termination	$354,918	(3)	$20,000	$17,843	(4)	$173,311	(5)	$—	$566,072
Without Cause Termination or Constructive Discharge Termination after Change in Control (6)	$532,377	(7)	$20,000	$26,760	(8)	$278,014		$—	$857,151
For Cause Termination	$—		$—	$—		$—		$—	$—

(1)	Reflects the maximum amount payable under the severance agreement. Upon termination of an executive officer’s employment by the Company for any reason other than for cause, disability or death and upon termination by the executive officer in the event of a constructive discharge, the executive officer has the option to receive either a $10,000 cash payment or outplacement services at an aggregate cost of up to $20,000.
(2)	Under the terms of the restricted stock awards given Mr. Nastas, 100% of the restricted shares become vested, and the restrictions are removed, on the effective date of death, disability, change in control, or termination with or without cause.
(3)	Represents an amount equal to (a) the executive officer’s annual salary as of the termination date, and (b) the non-equity cash incentive award under the Company’s Management Incentive Plan (“MIP”) calculated by the greater of (a) cash amount paid or earned by the executive under the MIP for the most recently completed fiscal year preceding the date or event upon which the amount of compensation is being determined, or (b) the amount earned during the current fiscal year, but not yet paid, in which the triggering event takes place.
(4)	Represents the estimated present value as of February 29, 2012, of the cost of the continuation of medical, dental, prescription drug and vision benefits for the executive officer and family (if dependent coverage was provided) for 12 months following the executive officer’s employment termination.

(5)	Represents pro-rata vesting of stock options in accordance with the individual stock option grants.
(6)	A termination event is considered to be “after” a change in control of the Company pursuant to the named executive officer’s executed Severance Agreements, if the employment termination occurs within 15 months following a change in control.
(7)	Represents an amount equal to 1.5 multiplied by the sum of (a) the executive officer’s annual salary as of the termination date, and (b) the non-equity cash incentive award under the Management Incentive Plan received by the executive officer in the most recently completed fiscal year (for purposes of this table, the annual incentive award received by each executive officer for services provided in fiscal year 2012 under the Management Incentive Plan is used).
(8)	Represents the estimated present value as of February 29, 2012, of the cost of the continuation of medical, dental, prescription drug and vision benefits for the executive officer and family (if dependent coverage was provided) for 18 months following the executive officer’s employment termination.

Compensation Committee Interlocks and Insider Participation

None of Messrs. Hohmann, Bernander or Licavoli, the persons who served as members of the Compensation, Organization and Corporate Governance Committee during the last fiscal year, has ever been an officer or employee of ours or any of our subsidiaries or had any other relationship requiring disclosure herein.

Transactions with Related Persons

The Audit Committee is responsible for reviewing “related person transactions” between MSC and related persons and making a recommendation with respect to such related person transactions to the Board. A “related person transaction” is any transaction or series of transactions in which the Company or one of its subsidiaries is a participant, the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s assets as of August 31, 2012, and August 31, 2011, and a related person has a direct or indirect material interest. Under Securities and Exchange Commission rules, a related person is a director, officer, nominee for director, or 5% stockholder of the Company since the beginning of the last fiscal year and their immediate family members.

Our Code of Business Conduct and Ethics, which contains certain provisions governing conflicts of interest and transactions between the Company and “related parties,” applies to each of our executive officers and directors. A “related party” under the Code is defined as an individual (or a business entity which that individual owns or is employed by) who is: (1) a current or former employee of MSC; (2) related by blood, marriage or cohabitation to a current or former employee of MSC; or (3) serves or has served as a director of MSC.

Our Corporate Governance Guidelines provide that it is the responsibility of each of our directors to advise the Chairperson of the Board of any affiliation with public or privately held businesses or enterprises that may create a potential conflict of interest, potential embarrassment to us or possible inconsistency with our policies or values. In addition, we annually solicit information from our directors and executive officers in order to monitor potential conflicts of interest and related party transactions. A nominee for director is also requested to provide us the foregoing information. It is the policy of both the Board and the Audit Committee to apply the standards set forth in our Code of Business Conduct and Ethics and under applicable Securities and Exchange Commission rules and the NASDAQ Rules in reviewing related person transactions and determining whether or not such transactions are reasonable and fair to us.

Annually, MSC surveys our directors and executive officers for all potential conflicts of interest. The results of the survey are reported to the Audit Committee. The Audit Committee and the Company take such corrective action as is deemed necessary on a case-by-case basis.

In addition, please see the descriptions of our severance and change in control agreements under “Potential Payments Upon Termination or Change-In-Control” above.

OTHER MATTERS

Shareowner Proposals and Director Nominations for 2013 Annual Meeting of Shareowners

Proposals of shareowners intended to be presented at the 2013 Annual Meeting of Shareowners must be received by us no later than January 31, 2013, to be considered for inclusion in our proxy statement and form of proxy relating to that meeting. Such proposals should be addressed to Corporate Secretary, Material Sciences Corporation, 2200 East Pratt Boulevard, Elk Grove Village, Illinois 60007.

Under our By-Laws, shareowners may nominate directors or bring other business before our 2013 Annual Meeting of Shareowners by delivering notice to us (containing certain information specified in the By-Laws) no earlier than March 30, 2013, or later than April 29, 2013. Please note that these requirements are separate and apart from, and in addition to, the Securities and Exchange Commission’s requirements that a shareowner must meet to have a shareowner proposal included in our proxy statement as discussed above. A copy of the full text of the provisions of the By-Laws discussed above may be obtained from our public filings with the Securities and Exchange Commission or by submitting a written request to the Corporate Secretary of MSC.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these or other applicable requirements.

Director Nominations to be Considered by the Board

Nominations for the election of directors may be made at times other than at the annual meeting by the Board of Directors or by a shareowner entitled to vote generally in the election of directors. The Compensation, Organization and Corporate Governance Committee has the authority to retain a third party search firm to assist it in identifying potential director nominees who meet the criteria and priorities established from time to time and to facilitate the screening and nomination process for such nominees. For a nomination to be properly made by any shareowner and to be considered for recommendation by the Board to the shareowners and included in our proxy statement for the 2013 annual meeting, written notice of such shareowner’s nomination must be given, either by personal delivery or by registered or certified United States mail, postage prepaid, to the Corporate Secretary of MSC (and must be received by the Corporate Secretary) no later than January 31, 2013. Such notice shall set forth: (1) the name and address of the shareowner making the nomination and of the person to be nominated; (2) the number of shares of common stock beneficially owned by that shareowner; (3) the name, age, business address and residence of the nominee; (4) the principal occupation or employment of the nominee; (5) the number of shares of common stock of MSC beneficially owned by the nominee; and (6) the written consent of the nominee to having such nominee’s name placed in nomination at the meeting and to serve as a director if elected. In order for a shareowner nomination to be included in the proxy statement, the nominee must meet the selection criteria as determined from time to time by the Compensation, Organization and Corporate Governance Committee.

MSC evaluates director nominees recommended by shareowners in the same manner in which it evaluates other director nominees. The Compensation, Organization and Corporate Governance Committee has established selection criteria that identify desirable skills and experience for prospective Board members, including those properly nominated by shareowners, and address the issues of experience and personal attributes. In identifying candidates for positions on the Board, the Compensation, Organization and Corporate Governance Committee generally relies on suggestions and recommendations from members of the Board, management and stockholders. In fiscal 2012, the Company did not use any search firm or pay any fees to other third parties in connection with seeking or evaluating Board nominee candidates. The Board, with the assistance of the Compensation, Organization and Corporate Governance Committee, selects potential new Board members using the criteria and priorities established from time to time. Desired personal attributes for potential director nominees include: unquestioned personal integrity, loyalty to MSC and concern for its success and welfare, courage to criticize, application of sound business ethics and independent judgment, awareness of a directors’

vital part in MSC’s good corporate citizenship and corporate image, time available for meetings and consultation on MSC matters, independence and the absence of conflicts of interest, wide contacts with business and political leaders, and willingness to assume responsibility on behalf of all shareowners to oversee the management of the enterprise.

Desired experience for potential director nominees include: high-level leadership experience in business or administrative activities with public companies, relevant ongoing business, governance or administrative activities, specialized expertise in relevant industries, breadth of knowledge about issues affecting MSC, and the ability and willingness to contribute special competencies to Board activities.

When evaluating renomination of existing directors, the Compensation, Organization and Corporate Governance Committee also considers the nominees’ past and ongoing effectiveness on the Board and, with the exception of Mr. Nastas, who is employed by the Company, their independence. The Compensation, Organization and Corporate Governance Committee believes that each of the director nominees for the 2012 Annual Meeting possesses these personal attributes and experiences.

As reflected in MSC’s Corporate Governance Guidelines, the Board seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to MSC and its shareowners. The Compensation, Organization and Corporate Governance Committee considers the diversity of candidates to ensure that the Board is composed of individuals with a broad range of experiences and backgrounds who can contribute to the Board’s overall effectiveness in carrying out its responsibilities.

The composition, skills and needs of the Board change over time and will be considered by the Board in establishing the desirable profile of candidates for any specific opening on the Board of Directors.

Solicitation of Proxies

We will bear the cost of this proxy solicitation. In addition to solicitation by mail, we will request banks, brokers, and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of our common stock of whom they have knowledge, and we will reimburse them for their expenses. Some of our officers and other employees may solicit proxies personally, by telephone, by mail, facsimile transmission or other forms of electronic communication. Our officers and employees will not receive any additional compensation for such activities.

Additional Information

We will provide, without charge to each shareowner upon written request, a copy of our Annual Report on Form 10-K, including the financial statement schedules, for our most recent fiscal year and will provide copies of the exhibits to such Form 10-K upon payment of a reasonable fee which shall not exceed MSC’s reasonable expenses in connection therewith. Individuals interested in receiving such Form 10-K should submit a written request to:

Shareowner Relations Department

Material Sciences Corporation

2200 East Pratt Boulevard

Elk Grove Village, IL 60007

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD JUNE 28, 2012

The Company’s Proxy Statement for the 2012 Annual Meeting of Shareowners, Annual Report to Shareowners for the year ended February 29, 2012, and Annual Report on Form 10-K for the year ended February 29, 2012, are available at: www.matsci.com under “Annual Report and Proxy Materials” in the “Investors” section.

By Order of the Board of Directors,

James D. Pawlak

Vice President, Chief Financial Officer,

Corporate Controller and Corporate Secretary

Elk Grove Village, Illinois

May 31, 2012

Appendix A

Material Sciences Corporation

2012 Incentive Compensation Plan

Section 1.

Establishment, Purpose and Duration

1.1. Effective Date and Purpose. Material Sciences Corporation, a Delaware corporation (the “Company”), hereby establishes the Material Sciences Corporation 2012 Incentive Compensation Plan (the “Plan”). The Plan is intended to assist the Company in attracting and retaining exceptionally qualified employees, consultants and directors upon whom, in large measure, the sustained progress, growth and profitability of the Company depend. The Plan was approved by the Company’s Board of Directors on May 2, 2012, subject to approval by the Company’s shareholders, and, if approved by shareholders, the Plan shall become effective on June 28, 2012 (the “Effective Date”).

1.2. Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Section 15, until the earlier to occur of (a) the date all Shares subject to the Plan shall have been purchased or acquired and the Restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions, and (b) ten (10) years from the Effective Date of the Plan. The termination of the Plan pursuant to this Section 1.2 shall not adversely affect any Awards outstanding on the date of such termination.

Section 2.

Definitions

As used in the Plan, in addition to terms elsewhere defined in the Plan, the following terms shall have the meanings set forth below:

2.1. “Annual Incentive Award” means a performance bonus determined under Section 12.

2.2. “Award” means any award of a Non-Qualified Stock Option, an Incentive Stock Option, a Stock Appreciation Right, Restricted Shares, Restricted Share Units, Deferred Shares, Performance Units, a Substitute Award, a Share, Dividend Equivalents or an Annual Incentive Award.

2.3. “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted hereunder between the Company and the Grantee.

2.4. “Beneficiary” means the Person designated in accordance with Section 16 to receive Plan benefits, if any, following a Grantee’s death.

2.5. “Board” means the Board of Directors of the Company.

2.6. “Bonus Opportunity” means a Grantee’s threshold, target and maximum bonus opportunity for a Year, and, if such bonus opportunity is based on a percentage of such Grantee’s base salary, it shall be based on the base salary in effect on the first day of such Year (or such later date as such person is designated as a Grantee) as determined by the Committee in its sole discretion within the first ninety (90) days of such Year (or before such later date as such person is designated as a Grantee).

2.7. “Cause” means, as determined by the Committee and with respect to a Grantee, the occurrence of one or more of the following: (a) commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its affiliates or any of their customers or suppliers; (b) reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other conduct causing the Company or any of its affiliates public disgrace or disrepute or economic harm; (c) failure by the Grantee to perform duties as reasonably directed by the Company officer or other employee to whom the Grantee primarily reports (or, with respect to the Company’s Chief Executive Officer, the Board); (d) any act or omission aiding or abetting a competitor, supplier or customer of the Company or any of its subsidiaries to the disadvantage or detriment of the Company or its affiliates; (e) breach of fiduciary duty, negligence or misconduct with respect to the Company or any of its affiliates; or (f) if the Grantee is party to an Employment Agreement, any breach of such agreement that is not cured to the Company’s Chief Executive Officer’s (or, with respect to such Chief Executive Officer, the Board’s) reasonable satisfaction within fifteen (15) days after written notice of such breach to the Grantee.

2.8. “Change in Control” means the occurrence of any one or more of the following:

(a) the acquisition by any Exchange Act Person or Exchange Act Persons acting in concert, of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the outstanding stock of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire stock);

(b) the consummation of (i) any consolidation or merger of the Company, other than a consolidation or merger of the Company in which holders of its stock immediately prior to the consolidation or merger hold proportionately at least a majority of the outstanding common stock of the continuing or surviving corporation; (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of more than eighty-five percent (85%) of the assets of the Company (“Transfer Transaction”), except where (A) the Company owns all of the outstanding stock of the transferee entity or (B) the holders of the Company’s common stock immediately prior to the Transfer Transaction own proportionately at least a majority of the outstanding stock of the transferee entity, immediately after the Transfer Transaction; or (iii) any consolidation or merger of the Company where, after the consolidation or merger, one Exchange Act Person owns one hundred percent (100%) of the shares of stock of the Company (except where the holders of the Company’s common stock immediately prior to such merger or consolidation own proportionately at least a majority of the outstanding stock of such Exchange Act Person immediately after such consolidation or merger);

(c) consummation of a plan of liquidation of the Company.

Notwithstanding the foregoing, a Change in Control shall not occur with respect to a Deferred Compensation Award unless such Change in Control constitutes a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5).

2.9. “Code” means the Internal Revenue Code of 1986 (and any successor thereto), as amended from time to time. References to a particular section of the Code include references to regulations and rulings promulgated and in effect thereunder, and to any successor provisions.

2.10. “Committee” has the meaning set forth in Section 3.1(a).

2.11. “Common Stock” means common stock, par value $0.02 per share, of the Company.

2.12. “Company” has the meaning set forth in Section 1.1.

2.13. “Covered Employee” means a Grantee who, as of the last day of the fiscal year in which the value of an Award is includable in income for federal income tax purposes, is one of the group of “covered employees” (within the meaning of Code Section 162(m)) with respect to the Company.

2.14. “Deferred Compensation Award” means an Award that is not exempt from Code Section 409A and, thus, could be subject to adverse tax consequences thereunder.

2.15. “Deferred Share” means a right, granted as an Award under Section 10, to receive payment in the form of a Share (or measured by the value of a Share) at the end of a specified deferral period.

2.16. “Disability” means a mental or physical illness that entitles the Grantee to receive benefits under the long-term disability plan of his/her Employer, or if the Grantee is not covered by such a plan or the Grantee is not an employee of an Employer, a mental or physical illness that renders the Grantee totally and permanently incapable of performing the Grantee’s duties for the Company or a Subsidiary; provided, however, that the Grantee of a Deferred Compensation Award shall not be considered to have a Disability unless such Disability also constitutes a “disability” within the meaning of Treasury Regulation Section 1.409A-3(i)(4). Notwithstanding anything to the contrary in this Section 2.16, a Disability shall not qualify under the Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness, or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense.

2.17. “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on Shares or Restricted Share Units.

2.18. “Effective Date” has the meaning set forth in Section 1.1.

2.19. “Eligible Person” means any (a) employee of an Employer, (b) non-employee director of the Company, or (c) consultant engaged by an Employer.

2.20. “Employer” means the Company or any Subsidiary.

2.21. “Employment Agreement” means an employment agreement, offer letter, consulting agreement or other written agreement between an Employer and an Eligible Person that relates to the terms and conditions of such person’s employment or other services for an Employer.

2.22. “Exchange Act” means the Securities Exchange Act of 1934 (and any successor thereto), as amended from time to time. References to a particular section of the Exchange Act include references to rules, regulations and rulings promulgated and in effect thereunder, and to any successors thereto.

2.23. “Exchange Act Person” has the meaning provided in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d); provided, however, that Exchange Act Person shall not include: (a) the Company or any of its subsidiaries; (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates; (c) an underwriter temporarily holding securities pursuant to an offering of such securities; or (d) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

2.24. “Exercise Date” means the date the Grantee, or other holder of an Award that is subject to exercise, delivers notice of such exercise to the Company, accompanied by such payment, attestations, representations and warranties or other documentation required under the Plan and applicable Award Agreement, or as the Committee may otherwise specify.

2.25. “Fair Market Value” means, as of any applicable date, (a) the closing sales price for one Share on such date as reported on the market system or stock exchange on which the Company’s Common Stock is then listed or admitted to trading, or on the last previous day on which a sale was reported if no sale of a Share was reported on such date, or (b) if the foregoing clause (a) does not apply, the fair market value of a Share as reasonably determined in good faith by the Board in accordance with Code Section 409A. For purposes of clause (b) of this Section 2.25, the determination of such Fair Market Value by the Board will be made no less frequently than every twelve (12) months and will either (i) use one of the safe harbor methodologies permitted under Treasury Regulation Section 1.409A-1(b)(5)(iv)(B)(2) (or such other similar regulation provision as may be provided) or

(ii) include, as applicable, the value of tangible and intangible assets of the Company, the present value of future cash flows of the Company, the market value of stock or other equity interests in similar corporations and other entities engaged in trades or businesses substantially similar to those engaged in by the Company, the value of which can be readily determined through objective means (such as through trading prices or an established securities market or an amount paid in an arm’s length private transaction), and other relevant factors such as control premiums or discounts for lack of marketability and whether the valuation method is used for other purposes that have a material economic effect on the Company, its shareholders or its creditors.

2.26. “Grant Date” means the date on which an Award is granted, which date may be specified in advance by the Committee.

2.27. “Grantee” means an Eligible Person who has been granted an Award.

2.28. “Incentive Stock Option” means an Option granted under Section 6 that meets the requirements of Code Section 422.

2.29. “including” or “includes” means “including, but not limited to,” or “includes, but is not limited to,” respectively.

2.30. “Non-Qualified Stock Option” means an Option granted under Section 6 that is not an Incentive Stock Option.

2.31. “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

2.32. “Option Price” means the price at which a Share may be purchased by a Grantee pursuant to an Option.

2.33. “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m) that is contained in Code Section 162(m)(4)(C) (including, to the extent applicable, the special provision for stock options and stock application rights thereunder).

2.34. “Performance Goal” means the objective and/or subjective criteria determined by the Committee, the degree of attainment of which will affect (a) in the case of an Award other than an Annual Incentive Award, the amount of the Award the Grantee is entitled to receive or retain, and (b) in the case of an Annual Incentive Award, the portion of the individual’s Bonus Opportunity potentially payable as an Annual Incentive Award. Performance Goals may contain threshold, target and maximum levels of achievement and, to the extent the Committee intends an Award (other than an Option or SAR, but including an Annual Incentive Award) to comply with the Performance-Based Exception, the Performance Goals shall be chosen from among the Performance Measures.

2.35. “Performance Measures” has the meaning set forth in Section 4.4(a).

2.36. “Performance Period” means that period established by the Committee at the time any Performance Unit is granted or at any time thereafter during which any Performance Goals specified by the Committee with respect to such Award are to be measured.

2.37. “Performance Unit” means any grant pursuant to Section 11 of (a) a bonus consisting of cash or other property the amount or value of which, and/or the entitlement to which, is conditioned upon the attainment of any Performance Goals specified by the Committee, or (b) a unit valued by reference to a designated amount of property other than Shares.

2.38. “Person” means any individual, sole proprietorship, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.39. “Plan” has the meaning set forth in Section 1.1 and also includes any appendices hereto.

2.40. “Restricted Share” means any Share issued as an Award under the Plan that is subject to Restrictions.

2.41. “Restricted Share Unit or “RSU” means the right granted as an Award under the Plan to receive a Share, conditioned on the satisfaction of Restrictions imposed by the Committee.

2.42. “Restriction” means any restriction on a Grantee’s free enjoyment of the Shares or other rights underlying Awards, including (a) a restriction that the Grantee or other holder may not sell, transfer, pledge, or assign a Share or right, and (b) such other restrictions as the Committee may impose in the Award Agreement (including any restriction on the right to vote such Share and the right to receive any dividends). Restrictions may be based upon the passage of time, the satisfaction of performance criteria and/or the occurrence of one or more events or conditions, and shall lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Committee shall specify. Awards subject to a Restriction shall be forfeited if the Restriction does not lapse prior to such date, the occurrence of such event or the satisfaction of such other criteria as the Committee shall determine.

2.43. “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.44. “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.45. “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.46. “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.47. “Settlement Date” means the payment date for Restricted Share Units or Deferred Shares, as set forth in Section 9.3(b) or 10.4(c), as applicable.

2.48. “Share” means a share of Common Stock.

2.49. “Stock Appreciation Right” or “SAR” means the right granted as an Award under the Plan to receive, as of the date specified in the Award Agreement, an amount equal to the product of the number of Shares with respect to which the SAR is exercised multiplied by the excess of (a) the Fair Market Value of one Share on the Exercise Date over (b) the Strike Price.

2.50. “Strike Price” means the per-Share price used as the baseline measure for the value of a SAR, as specified in the applicable Award Agreement.

2.51. “Subsidiary” means any Person that directly, or through one (1) or more intermediaries, is controlled by the Company and that would be treated as part of a single controlled group with the Company under Code Sections 414(b) and 414(c) if the language “at least 50 percent” is used instead of “at least 80 percent” each place it appears in Code Sections 1563(a)(1), (2) and (3) and Treasury Regulation 1.414(c)-2.

2.52. “Substitute Award” has the meaning set forth in Section 5.6.

2.53. “Term” means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled.

2.54. “Termination of Service” means:

(a) with respect to awards other than Deferred Compensation Awards, the first day on which (i) an individual is for any reason no longer providing services to an Employer as an employee, director or consultant or (ii) with respect to an individual who is an employee or consultant to a Subsidiary, such entity ceases to be a Subsidiary of the Company and such individual is no longer providing services to the Company or another Subsidiary; provided, however, that the Committee shall have the discretion to determine when a Grantee, who terminates services as an employee but continues to provide services in the capacity of a consultant or director immediately following such termination, has incurred a Termination of Service; or

(b) with respect to Deferred Compensation Awards, a “separation from service” within the meaning of Treasury Regulation Section 1.409A-1(h).

2.55. “Year” means the Company’s fiscal year.

Section 3.

Administration

3.1. Committee.

(a) The Plan shall be administered by the Compensation, Organization and Corporate Governance Committee of the Board, unless otherwise determined by the Board (the “Committee”). The members of the Committee shall be appointed by the Board from time to time and may be removed by the Board from time to time. To the extent the Board considers it desirable to comply with Rule 16b-3 and/or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom (i) are Section 16 Non-Employee Directors and/or (ii) qualify as “outside directors” within the meaning of Code Section 162(m), as applicable. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

(b) Subject to Section 4.4(c), the Committee may delegate, to the fullest extent permitted under applicable law, to the Chief Executive Officer of the Company any or all of the authority of the Committee with respect to the grant of Awards to Grantees, other than Grantees who are executive officers, or are (or are expected to be) Covered Employees and/or are Section 16 Persons at the time any such delegated authority is exercised.

3.2. Powers of the Committee. Subject to and consistent with the provisions of the Plan, the Committee shall have full power and authority and sole discretion as follows:

(a) to determine when, to whom (i.e., what Eligible Persons) and in what types and amounts Awards should be granted;

(b) to grant Awards to Eligible Persons in any number, and to determine the terms and conditions applicable to each Award, including (in each case, based on such considerations as the Committee shall determine) conditions intended to comply with Code Section 409A, the number of Shares or the amount of cash or other property to which an Award will relate, any Option Price or Strike Price, grant price or purchase price, any limitation or Restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictive covenants, restrictions on exercisability or transferability, any Performance Goals, including those relating to the Company and/or a Subsidiary and/or any division thereof and/or an individual, and/or vesting based on the passage of time, satisfaction of performance criteria or the occurrence of one or more events or conditions;

(c) to determine the benefit (including any Bonus Opportunity) payable under any Award and to determine whether any performance, vesting or transfer conditions, including Performance Measures or Performance Goals, have been satisfied;

(d) to determine whether or not specific Awards shall be granted in connection with other specific Awards;

(e) to determine the Term of an Award;

(f) to determine the amount, if any, that a Grantee shall pay for a Restricted Share, whether to permit or require the payment of cash dividends thereon to be paid and/or deferred, and the terms related thereto, when a Restricted Share (including a Restricted Share acquired upon the exercise of an Option) shall be forfeited and whether such Share shall be held in escrow or other custodial arrangement;

(g) to determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time or to extend the period subsequent to the Termination of Service within which an Award may continue to vest and/or be exercised;

(h) to determine with respect to Awards granted to Eligible Persons whether, to what extent, and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or, if and to the extent specified in the Award Agreement, automatically or at the election of the Committee (for purposes of limiting loss of deductions pursuant to Code Section 162(m) or otherwise) and to provide for the payment of interest or other rate of return determined with reference to a predetermined actual investment or independently set interest rate, or with respect to other bases permitted under Code Section 162(m), Code Section 409A or otherwise, for the period between the date of exercise and the date of payment or settlement of the Award;

(i) to determine whether a Grantee has a Disability;

(j) to determine whether and under what circumstances a Grantee has incurred a Termination of Service (e.g., whether a Termination of Service was for Cause);

(k) to make, amend, suspend, waive, and rescind rules and regulations relating to the Plan;

(l) without the consent of the Grantee, to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or non-recurring events (including events described in Section 4.2) affecting an Employer or the financial statements of an Employer, or in response to changes in applicable laws, regulations, accounting principles, or corporate governance standards; provided, however, that in no event shall such adjustment increase the value of an Award for a person expected to be a Covered Employee for whom the Committee desires to have the Performance-Based Exception apply;

(m) to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(n) to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee (except as provided in this Section 3.2(n), and Sections 5.5 and 15.2), to amend any such Award Agreement at any time; provided, however, that the consent of the Grantee shall not be required for any amendment (i) that does not adversely affect the rights of the Grantee; (ii) that is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any (A) new law, regulation, accounting principle, or corporate governance standard, (B) change in an existing law, regulation, accounting principle, or corporate governance standard, or (C) interpretation of any of the foregoing in clauses (A) and (B); or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(o) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including (i) limiting the percentage of Awards that may from time to time be exercised by a Grantee, (ii) requiring the Grantee to enter into restrictive covenants, or (iii) subjecting an Award to a clawback or recoupment policy;

(p) to correct any defect, supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, any rules and regulations adopted hereunder, Award Agreements or any other instrument entered into or relating to an Award under the Plan; and

(q) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations, including factual determinations, as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, any Subsidiary, any Grantee, any Eligible Person, any Person claiming any rights under the Plan from or through any Grantee, and any shareholder, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

All determinations of the Committee shall be made by a majority of its members; provided, however, that any determination affecting any Awards made or to be made to a member of the Committee may, at the Board’s election, be made by the Board.

Section 4.

Shares Subject to the Plan and Adjustments

4.1. Number of Shares Available for Grants.

(a) Subject to adjustment as provided in Section 4.2, the aggregate number of Shares that may be delivered under the Plan shall not exceed the sum of: (i) 1,000,000; plus (ii) the number of remaining Shares under the Material Sciences Corporation Amended and Restated 1992 Omnibus Stock Awards Plan for Key Employees (the “1992 Plan”) (i.e., Shares not subject to outstanding awards under the 1992 Plan nor delivered from the Shares reserved thereunder) as of the Effective Date of the Plan; plus (iii) the number of Shares that become available under the 1992 Plan after the Effective Date of the Plan pursuant to forfeiture, termination, lapse or satisfaction of an Award in cash or property other than Shares (the combined total of (i), (ii) and (iii) being referred to herein as the “Available Shares”). For purposes of this Section 4.1(a), each Share delivered pursuant to an Award shall reduce the Available Shares by one (1) Share; provided, however, that the number of Available Shares shall not be reduced for Substitute Awards or a SAR that, by its terms from and after its Grant Date, is payable only in cash. If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any Award is settled in cash, the Shares subject to such Award that are not delivered shall again be available for grants under the Plan. The following Shares may not again be made available for issuance as Awards under the Plan: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR; (ii) Shares used to pay the Option Price or withholding taxes related to an outstanding Award; and (iii) Shares repurchased on the open market with the proceeds of the Option Price.

(b) The Committee shall from time to time determine the appropriate methodology for calculating the number of Shares that have been delivered pursuant to the Plan. Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

(c) The maximum number of shares of Common Stock that may be issued under the Plan in this Section 4.1 shall not be affected by (i) the cash payment of dividends or Dividend Equivalents in connection with outstanding Awards, or (ii) any Shares required to satisfy Substitute Awards.

4.2. Adjustments in Authorized Shares and Awards.

(a) In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other securities or property), stock split or combination, forward or reverse merger, reorganization, subdivision, consolidation or reduction of capital, recapitalization, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of: (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted; (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards; (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; (iv) the number and kind of Shares subject to an outstanding Restricted Share Award or relating to any other outstanding Award in connection with which Shares are subject; and (v) the number of Shares with respect to which Awards may be granted to a Grantee; provided, however, that, in each case, with respect to an Incentive Stock Option intended to continue to qualify as an Incentive Stock Option after such adjustment, no such adjustment shall be authorized to the extent that such adjustment would cause such Incentive Stock Option to fail to continue to qualify under Code Section 424(a); and provided, further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b) Notwithstanding Section 4.2(a), any adjustments made pursuant thereto shall be made in such a manner as to ensure that, after such adjustment, Awards continue not to constitute non-qualified deferred compensation subject to Code Section 409A (or if such Awards are already subject to Code Section 409A, so as not to give rise to adverse tax consequences thereunder).

4.3. Compliance with Code Section 162(m).

(a) Section 162(m) Compliance. To the extent the Committee determines that compliance with the Performance-Based Exception is desirable with respect to an Award, this Section 4.3 and Section 4.4 shall apply. In the event that changes are made to Code Section 162(m) to permit flexibility with respect to any Awards available under the Plan, the Committee may, subject to this Section 4.3, make any adjustments to such Awards as it deems appropriate.

(b) Annual Individual Limitations. No Grantee may be granted Awards for Options or SARs with respect to a number of Shares in any one (1) Year exceeding 100,000 Shares. No Grantee may be granted Awards for Restricted Shares, Deferred Shares, Restricted Share Units or Performance Units (or any other Award other than an Option or SAR that is determined by reference to the value of Shares or appreciation in the value of Shares) with respect to a number of Shares in any one (1) Year exceeding 100,000 Shares. If an Award denominated in Shares is cancelled, the Shares subject to the cancelled Award continue to count against the maximum number of Shares that may be granted to a Grantee in any Year. All Shares specified in this Section 4.3(b) shall be adjusted to the extent necessary to reflect adjustments to Shares required by Section 4.2. No Grantee may be granted a cash Award that would have a maximum payout, during any Year, exceeding $5,000,000. No Grantee may be granted a cash Award for a Performance Period of more than one (1) Year that would have a maximum payout, during the Performance Period, that would exceed $5,000,000.

4.4. Performance Based Exception Under Code Section 162(m).

(a) Performance Measures. Subject to Section 4.4(d), unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general Performance Measures set forth in this Section 4.4(a), for Awards (other than Options and SARs) designed to qualify for the Performance-Based Exception, the objective performance criteria shall be based upon one or more of the following (each, a “Performance Measure”):

(i)	Earnings before any or all tax;

(ii)	Earnings before any or all of interest, tax, depreciation or amortization (actual and adjusted and either in the aggregate or on a per-Share basis);

(iii)	Earnings (either in the aggregate or on a per-Share basis);

(iv)	Net income or loss (either in the aggregate or on a per-Share basis);

(v)	Operating profit;

(vi)	Cash flow (either in the aggregate or on a per-Share basis);

(vii)	Free cash flow (either in the aggregate on a per-Share basis);

(viii)	Costs;

(ix)	Gross or net revenues;

(x)	Reductions in expense levels;

(xi)	Operating and maintenance cost management and employee productivity;

(xii)	Share price or total shareholder return (including growth measures and total shareholder return or attainment by the Shares of a specified value for a specified period of time);

(xiii)	Return on equity;

(xiv)	Return on average assets or average equity;

(xv)	Book value per Share;

(xvi)	Net economic value;

(xvii)	Economic value added or economic value added momentum;

(xviii)	Aggregate product unit and pricing targets;

(xix)	Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, sales, credit quality, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets and goals relating to acquisitions or divestitures;

(xx)	Achievement of objectives relating to diversity, employee turnover or other human capital metrics;

(xxi)	Results of customer satisfaction surveys or other objective measures of customer experience; and/or

(xxii)	Debt ratings, debt leverage and debt service;

provided, however, that applicable Performance Measures may be applied on a pre- or post-tax basis; and provided, further, that the Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other Awards, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, non-recurring gain or loss.

(b) Flexibility in Setting Performance Measures. For Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Measures within the time period prescribed by Code Section 162(m). The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Grantee, a department, unit, division or function within the Company or any one or more Subsidiaries, and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

(c) Adjustments. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished Performance Goals; provided, however, that Awards designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception) be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward). The Committee may not, unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.

(d) Changes to Performance Measures. In the event that applicable laws, rules or regulations change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

Section 5.

Eligibility and General Conditions of Awards

5.1. Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he/she has previously received an Award.

5.2. Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3. General Terms and Termination of Service. Except as provided in an Award Agreement or as otherwise provided below in this Section 5.3, all Options or SARs that have not been exercised, or any other Awards that remain subject to Restrictions or that are not otherwise vested or exercisable, at the time of a Termination of Service shall be cancelled and forfeited to the Company. Any Restricted Shares that are forfeited by the Grantee upon his/her Termination of Service shall be reacquired by the Company, and the Grantee shall sign any document and take any other action required to assign such Shares back to the Company.

(a) Options and SARs. Except as otherwise provided in an Award Agreement:

(i) If the Grantee incurs a Termination of Service due to his or her death or Disability, (a) a pro rata portion of each unvested Option or SAR shall become immediately vested and exercisable upon the date of such Termination of Service, and (b) to the extent vested, such Options or SARs shall remain exercisable for a period of one (1) year from the date of such Termination of Service (but not beyond the original Term). The number of Shares subject to the Option or SAR that become vested equals the product of the number of Shares subject to such Option or SAR multiplied by a fraction, the numerator of which is the number of whole or partial calendar months that have elapsed from the Grant Date and the denominator of which is the number of whole or partial months that would have had to elapse for such Option or SAR to fully vest if the

Grantee had not incurred a Termination of Service; provided, however, that such product is reduced by the number of Shares subject to such Option or SAR that were already vested immediately prior to the date of such Termination of Service. To the extent the Option or SAR is not exercised at the end of such one (1)-year period, it shall be immediately cancelled and forfeited to the Company.

(ii) If the Grantee either incurs an involuntary Termination of Service by an Employer without Cause (and not due to such Grantee’s death or Disability), an Option or SAR may thereafter be exercised, to the extent it was vested and exercisable at the time of such Termination of Service, for a period of ninety (90) days from the date of such Termination of Service (but not beyond the original Term). To the extent the Option or SAR is not exercised at the end of such ninety (90)-day period, the Option or SAR shall be immediately cancelled and forfeited to the Company. To the extent the Option or SAR is not vested and exercisable on the date of such Termination of Service, it shall be immediately cancelled and forfeited to the Company.

(iii) If the Grantee incurs an involuntary Termination of Service for Cause, all unexercised Options and SARs (whether vested or unvested) shall be immediately canceled and forfeited to the Company.

(iv) If the Grantee either incurs a Termination of Service that is voluntary on his/her part (and not due to such Grantee’s death or Disability), any Option or SAR may thereafter be exercised, to the extent it was vested and exercisable at the time of such Termination of Service, for a period of thirty (30) days from the date of such Termination of Service (but not beyond the original Term). To the extent the Option or SAR is not exercised at the end of such thirty (30)-day period, the Option or SAR shall be immediately cancelled and forfeited to the Company. To the extent the Option or SAR is not vested and exercisable on the date of such Termination of Service, it shall be immediately cancelled and forfeited to the Company.

(b) Restricted Shares. Except as otherwise provided in an Award Agreement:

(i) If the Grantee incurs a Termination of Service due to his or her death or Disability, a pro rata portion of each unvested Restricted Share Award shall become immediately vested and no longer subject to the applicable Restrictions upon the date of such Termination of Service. The number of Restricted Shares to become vested equals the product of the number of Shares granted in the applicable Restricted Share Award multiplied by a fraction, the numerator of which is the number of whole or partial calendar months that have elapsed from the Grant Date and the denominator of which is the number of whole or partial months that would have had to elapse for such Restricted Shares Award to fully vest if the Grantee had not incurred a Termination of Service; provided, however, that such product is reduced by the number of Shares that were already vested immediately prior to the date of such Termination of Service. Any Shares subject to a Restricted Share Award that are still subject to Restrictions and not vested either before or upon such Termination of Service shall be immediately forfeited on the date of such Termination of Service by the Grantee to the Company.

(ii) If Termination of Service occurs for any reason other than the Grantee’s death or Disability while the Grantee’s Restricted Shares are subject to Restrictions, all of such Grantee’s Restricted Shares that are unvested or still subject to Restrictions shall be forfeited by the Grantee.

(c) Dividend Equivalents. If Dividend Equivalents have been credited with respect to any Award and such Award (in whole or in part) is forfeited, all Dividend Equivalents issued in connection with such forfeited Award (or portion of an Award) shall also be forfeited to the Company.

(d) Waiver. Notwithstanding anything to the contrary in the Plan, the Committee may in its sole discretion as to all or part of any Award, at the time the Award is granted or thereafter, (i) determine that Awards shall become exercisable or vested, or Restrictions shall lapse; (ii) determine that Awards shall continue to become exercisable or vested in full or in installments, or Restrictions shall continue to lapse, after a Termination of Service; (iii) extend the period for exercise of Options or SARs following a Termination of Service (but not beyond the original Term); or (iv) provide that any Award shall, in whole or in part, not be forfeited upon such Termination of Service.

5.4. Non-transferability of Awards.

(a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative.

(b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, however, that the designation of a Beneficiary to receive benefits in the event of the Grantee’s death, or a transfer by the Grantee to the Company with respect to Restricted Shares, shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance for purposes of this Section 5.4(b). If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a Beneficiary or Beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, Beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Grantee shall be subject to the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such Persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(c) Notwithstanding Sections 5.4(a) and 5.4(b), to the extent provided in the applicable Award Agreement, Non-Qualified Stock Options may be transferred, without consideration, to a Permitted Transferee. For this purpose, (i) a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership, limited liability company, corporation or similar entity of which all of the partners, members or shareholders are such Grantee or members of his or her Immediate Family, and (ii) the “Immediate Family” of a Grantee means the Grantee’s spouse, former spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces, nephews, mother-in-law, father-in-law, sons-in-law, daughters-in-law, brothers-in-law, or sisters-in-law, including adoptive relationships. Such Award may be exercised by such Permitted Transferee in accordance with the terms of such Award.

(d) Nothing herein shall be construed as requiring the Committee to honor the order of a domestic relations court regarding an Award, except to the extent required under applicable law.

5.5. Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexercised or unsettled Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan, or is in violation of any restrictive covenant, Employment Agreement, or other agreement with an Employer.

5.6. Substitute Awards. The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate under the circumstances, grant Substitute Awards under the Plan. For purposes of this Section 5.6, “Substitute Award” means an Award granted under the Plan in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current and former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger, consolidation or combination of the employing corporation or other entity (the “Acquired Entity”) with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the Acquired Entity immediately prior to such merger, consolidation, acquisition or combination in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve such preservation of economic value.

5.7. Exercise by Non-Grantee. If any Award is exercised as permitted by the Plan by any Person other than the Grantee, the exercise notice shall be accompanied by such documentation as may reasonably be required by the Committee, including evidence of authority of such Person or Persons to exercise the Award and, if the Committee so specifies, evidence satisfactory to the Company that any estate taxes payable with respect to such Shares have been paid or provided for.

5.8. No Cash Consideration for Awards. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

Section 6.

Stock Options

6.1. Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement in such form as the Committee may approve that shall specify the Grant Date, the Option Price, the Term (which shall be ten (10) years from its Grant Date unless the Committee otherwise specifies a shorter period in the Award Agreement), the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions (including Restrictions) not inconsistent with the provisions of the Plan as the Committee shall determine.

6.3. Option Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. Subject to the adjustment permitted in Section 4.2, or except as otherwise permissible under Section 18.5, neither the Committee nor the Board shall have the authority or discretion to change the Option Price of any outstanding Option.

6.4. Vesting. Unless otherwise specified in the applicable Award Agreement, Section 5.3(a), or Section 14, an Option shall remain unvested and unexercisable until the third (3rd) anniversary of its Grant Date, and, upon such date, the Option shall become fully vested and exercisable.

6.5. Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may, in its discretion, designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a) shall be granted only to an employee of the Company or a Subsidiary Corporation (as defined below in this Section 6.5);

(b) shall have an Option Price of not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “10% Owner”), have an Option Price not less than one hundred ten percent (110%) of the Fair Market Value of a Share on its Grant Date;

(c) shall have a Term of not more than ten (10) years (five (5) years if the Grantee is a 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d) shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other equity incentive plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Code Section 422, that exceeds $100,000 (the “$100,000 Limit”);

(e) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans that are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate Non-Qualified Stock Option at such date or dates as are provided in the Current Grant;

(f) shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within ten (10) days of such a Disqualifying Disposition;

(g) shall, by its terms, not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a Beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h) shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Code Section 422 for an Incentive Stock Option, be treated for all purposes of the Plan, except as otherwise provided in Sections 6.5(d) and (e), as a Non-Qualified Stock Option.

For purposes of this Section 6.5, “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Notwithstanding the foregoing and Sections 3.2(n) and 15.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.6. Exercise and Payment.

(a) Except as may otherwise be provided by the Committee in an Award Agreement, an Option shall be exercised by the delivery of a written notice (“Notice”) to the Company setting forth the number of whole Shares to be exercised, accompanied by full payment (including any applicable tax withholding) for the Shares made by any one or more of the following means on the Exercise Date (or such other date as may be permitted in writing by the Corporate Secretary of the Company):

(i) cash, personal check, money order, cashier’s check, or wire transfer;

(ii) with the approval of the Committee, Shares or Restricted Shares valued at the Fair Market Value of a Share on the Exercise Date; or

(iii) subject to applicable law and the Company’s policies, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of applicable withholding taxes payable by Grantee by reason of such exercise.

(b) The Committee may, in its discretion, specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Option Price, (i) all the Shares acquired on exercise of the Option shall be subject to the same Restrictions as the Tendered Restricted Shares, determined as of the Exercise Date, or (ii) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same Restrictions as the Tendered Restricted Shares, determined as of the Exercise Date.

(c) If the Option is exercised as permitted by the Plan by any Person other than the Grantee, the Notice shall be accompanied by documentation as may reasonably be required by the Company, including evidence of authority of such Person or Persons to exercise the Option.

(d) At the time a Grantee exercises an Option or to the extent provided by the Committee in the applicable Award Agreement, in lieu of accepting payment of the Option Price of the Option and delivering the number of Shares of Common Stock for which the Option is being exercised, the Committee may direct that the Company either (i) pay the Grantee a cash amount, or (ii) issue a lesser number of Shares of Common Stock, in any such case, having a Fair Market Value on the Exercise Date equal to the amount, if any, by which the aggregate Fair Market Value (or such other amount as may be specified in the applicable Award Agreement in the case of an exercise occurring concurrent with a Change in Control) of the Shares of Common Stock as to which the Option is being exercised exceeds the aggregate Option Price for such Shares, based on such terms and conditions as the Committee shall establish.

Section 7.

Stock Appreciation Rights

7.1. Grant of SARs. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant a SAR to any Eligible Person on a standalone basis or in tandem with an Option. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2. Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve, which shall specify the Grant Date, the Strike Price, the Term (which shall be ten (10) years from its Grant Date unless the Committee otherwise specifies a shorter period in the Award Agreement), the number of Shares to which the SAR pertains, the time or times at which such SAR shall be exercisable and such other provisions (including Restrictions) not inconsistent with the provisions of the Plan as shall be determined by the Committee.

7.3. Strike Price. The Strike Price of a SAR shall be determined by the Committee in its sole discretion; provided, however, that the Strike Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of the SAR.

7.4. Vesting. Unless otherwise specified in the applicable Award Agreement, Section 5.3(a), or Section 14, a SAR shall remain unvested and unexercisable until the third (3rd) anniversary of its Grant Date, and, upon such date, shall become fully vested and exercisable.

7.5. Exercise and Payment. Except as may otherwise be provided by the Committee in an Award Agreement, a SAR shall be exercised by the delivery of a written notice to the Company, setting forth the number of whole Shares with respect to which the SAR is to be exercised. No payment of a SAR shall be made unless applicable tax withholding requirements have been satisfied in accordance with Section 17.1 or otherwise. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

7.6. Grant Limitations. The Committee may at any time impose any other limitations or Restrictions upon the exercise of SARs that it deems necessary or desirable in order to achieve desirable tax results for the Grantee or the Company.

Section 8.

Restricted Shares

8.1. Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2. Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Restrictions, the number of Shares subject to the Restricted Share Award, and such other provisions not inconsistent with the provisions of the Plan as the Committee shall determine. The Committee may impose such Restrictions on any Award of Restricted Shares as it deems appropriate, including time-based Restrictions, Restrictions based upon the achievement of specific Performance Goals, Restrictions based on the occurrence of a specified event, Restrictions under applicable laws or pursuant to a regulatory entity with authority over the Company or a Subsidiary, and/or a combination of any of the foregoing.

8.3. Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4. Vesting. Unless otherwise specified in the applicable Award Agreement, Section 5.3(b), or Section 14, a Restricted Share shall remain subject to Restrictions until the third (3rd) anniversary of its Grant Date, and, upon such date, its Restrictions shall lapse.

8.5. Effect of Forfeiture. If a Restricted Share is forfeited, and if the Grantee was required to pay for such Restricted Share or acquired such Restricted Share upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Share to the Company at a price equal to the lesser of (a) the amount paid by the Grantee for such Restricted Share or the Option Price, as applicable, and (b) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as administratively practical. Such Restricted Share shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Share.

8.6. Escrow; Legends. The Committee may provide that the certificate for any Restricted Share (a) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Corporate Secretary of the Company until such Restricted Share becomes non-forfeitable or vested and transferable, or is forfeited and/or (b) shall bear an appropriate legend restricting the transfer of such Restricted Share under the Plan. If any Restricted Share becomes non-forfeitable or vested and transferable, the Company shall cause the certificate for such Share to be delivered without such legend or shall cause a release of restrictions on a book-entry account maintained by the Company’s transfer agent.

8.7. Shareholder Rights in Restricted Shares. Restricted Shares, whether held by a Grantee or in escrow or other custodial arrangement by the Corporate Secretary of the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same Restrictions and other terms (including forfeiture) as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may, in its discretion, provide for payment of interest on deferred cash dividends.

Section 9.

Restricted Share Units

9.1. Grant of Restricted Share Units. Subject to and consistent with the provisions of the Plan and applicable requirements of Code Sections 409A(a)(2), (3) and (4), the Committee, at any time and from time to time, may grant Restricted Share Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. A Grantee shall have no shareholder voting rights with respect to Restricted Share Units.

9.2. Award Agreement. Each grant of Restricted Share Units shall be evidenced by an Award Agreement that shall specify the Restrictions, the number of Shares subject to the Restricted Share Units granted, and such other provisions not inconsistent with the Plan or Code Section 409A as the Committee shall determine. The

Committee may impose such Restrictions on Restricted Share Units as it deems appropriate, including time-based Restrictions, Restrictions based on the achievement of specific Performance Goals, Restrictions based on the occurrence of a specified event, restrictions under securities laws or pursuant to a regulatory entity with authority over the Company or a Subsidiary, and/or a combination of any of the foregoing.

9.3. Crediting Restricted Share Units. The Company shall establish an account (“RSU Account”) on its books for each Eligible Person who receives a grant of Restricted Share Units. Restricted Share Units shall be credited to the Grantee’s RSU Account as of the Grant Date of such Restricted Share Units. RSU Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to RSU Accounts. The obligation to make distributions of securities or other amounts credited to RSU Accounts shall be an unfunded, unsecured obligation of the Company.

(a) Crediting of Dividend Equivalents. Except as otherwise provided in an Award Agreement, whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalents shall be credited to RSU Accounts on all Restricted Share Units credited thereto as of the record date for such dividend or distribution. Such Dividend Equivalents shall be credited to the RSU Account in the form of additional Restricted Share Units in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a Share on the payment date of such dividend or distribution.

(b) Settlement of RSU Accounts. The Company shall settle an RSU Account by delivering to the holder thereof (which may be the Grantee or his/her Beneficiary, as applicable) a number of Shares equal to the whole number of Shares underlying the Restricted Share Units then credited to the Grantee’s RSU Account (or a specified portion in the event of any partial settlement); provided, however, that any fractional Shares underlying Restricted Share Units remaining in the RSU Account on the Settlement Date shall either be forfeited or distributed in cash in an amount equal to the Fair Market Value of a Share as of the Settlement Date multiplied by the remaining fractional Restricted Share Unit, as determined by the Committee. Unless otherwise provided in an Award Agreement, the Settlement Date for all Restricted Share Units credited to a Grantee’s RSU Account shall be as soon as administratively practical following the date on which the Restrictions applicable to an Award of Restricted Share Units have lapsed, but in no event shall such Settlement Date be later than March 15 of the calendar year following the calendar year in which the Restrictions applicable to an Award of Restricted Share Units have lapsed. Unless otherwise provided in an Award Agreement, in the event of a Grantee’s Termination of Service prior to the lapse of such Restrictions, such Grantee’s Restricted Share Units shall be immediately cancelled and forfeited to the Company.

Section 10.

Deferred Shares

10.1. Grant of Deferred Shares. Subject to and consistent with the provisions of the Plan and applicable requirements of Code Sections 409A(a)(2), (3), and (4), the Committee, at any time and from time to time, may grant Deferred Shares to any Eligible Person in such number, and upon such terms, as the Committee, at any time and from time to time, shall determine (including, to the extent allowed by the Committee, grants at the election of a Grantee to convert Shares to be acquired upon lapse of Restrictions on Restricted Shares or Restricted Share Units into such Deferred Shares). A Grantee shall have no voting rights with respect to Deferred Shares.

10.2. Award Agreement. Each grant of Deferred Shares shall be evidenced by an Award Agreement that shall specify the number of Shares subject to the Deferred Share Award, the Settlement Date for such Deferred Shares and such other provisions as the Committee shall determine that are in accordance with the Plan and Code Section 409A.

10.3. Deferred Shares Elections.

(a) Making of Deferral Elections. If and to the extent permitted by the Committee, an Eligible Person may elect (a “Deferral Election”), at such times and in accordance with rules and procedures adopted by the

Committee (which shall comport with Code Section 409A), to receive all or any portion of his salary, bonus and/or cash retainer (in the case of a director) (including any cash or Share Award other than Options or SARs) either in the form of a number of Deferred Shares equal to the quotient of the amount of salary, bonus and/or cash retainer or other permissible Award to be paid in the form of Deferred Shares divided by the Fair Market Value of a Share on the date such salary, bonus, cash retainer or other such Award would otherwise be paid in cash or distributed in Shares or pursuant to such other terms and conditions as the Committee may determine. The Grant Date for a Deferred Share Award made pursuant to a Deferral Election shall be the date the deferrable amount subject to a Deferral Election would otherwise have been paid to the Grantee in cash or Shares.

(b) Timing of Deferral Elections. An initial Deferral Election must be filed with the Company (pursuant to procedures established by the Committee) no later than December 31 of the calendar year preceding the calendar year in which the amounts subject to the Deferral Election would otherwise be earned, subject to such restrictions and advance filing requirements as the Company may impose. A Deferral Election shall be irrevocable as of the filing deadline, unless the Company has specified an earlier time at which it shall be irrevocable. Each Deferral Election shall remain in effect with respect to subsequently earned amounts unless the Eligible Person revokes or changes such Deferral Election. Any such revocation or change shall have prospective application only and must be made at a time at which a subsequent Deferral Election is permitted.

(c) Subsequent Deferral Elections. A Deferral Election (other than an initial Deferral Election) made with respect to a Deferred Compensation Award must meet the timing requirements for a subsequent deferral election as specified in Treasury Regulation Section 1.409A-2(b).

10.4. Deferral Account.

(a) Establishment of Deferral Accounts. The Company shall establish an account (“Deferral Account”) on its books for each Eligible Person who receives a grant of Deferred Shares or makes a Deferral Election. Deferred Shares shall be credited to the Grantee’s Deferral Account as of the Grant Date of such Deferred Shares. Deferral Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to Deferral Accounts. The obligation to make distributions of securities or other amounts credited to Deferral Accounts shall be an unfunded, unsecured obligation of the Company.

(b) Crediting of Dividend Equivalents. Except as otherwise provided in an Award Agreement, whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalents shall be credited to Deferral Accounts on all Deferred Shares credited thereto as of the record date for such dividend or distribution. Such Dividend Equivalents shall be credited to the Deferral Account in the form of additional Deferred Shares in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a Share at the payment date of such dividend or distribution.

(c) Settlement of Deferral Accounts. The Company shall settle a Deferral Account by delivering to the holder thereof (which may be the Grantee or his/her Beneficiary, as applicable) a number of Shares equal to the whole number of Deferred Shares then credited to the Grantee’s Deferral Account (or a specified portion in the event of any partial settlement); provided, however, that any fractional Deferred Share remaining in the Deferral Account on the Settlement Date shall either be forfeited or distributed in cash in an amount equal to the Fair Market Value of a Share as of the Settlement Date multiplied by the remaining fractional Share, as determined by the Committee. The Settlement Date for all Deferred Shares credited in a Grantee’s Deferral Account shall be determined in accordance with Code Section 409A and shall be specified in the applicable Award Agreement or Deferral Election. The Settlement Date for Deferred Shares, as may be permitted by the Committee in its discretion and as specified in the Award Agreement or Deferral Election, is limited to one or more of the following events: (i) a specified date within the meaning of Treasury Regulation Section 1.409A-3(i)(1); (ii) a Change in Control; (iii) the Grantee’s “separation from service” as provided in Treasury Regulation Section 1.409A-1(h); (iv) the Grantee’s death; (v) the Grantee’s Disability; or (vi) an “unforeseeable emergency” of the Grantee as provided in Treasury Regulation Section 1.409A-3(i)(3).

Section 11.

Performance Units

11.1. Grant of Performance Units. Subject to and consistent with the provisions of the Plan, Performance Units may be granted to any Eligible Person in such number and upon such terms, and at any time and from time to time, as shall be determined by the Committee. Performance Units shall be evidenced by an Award Agreement in such form as the Committee may approve, which shall contain such terms and conditions not inconsistent with the provisions of the Plan as shall be determined by the Committee.

11.2. Value/Performance Goals. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met during a Performance Period, will determine the number or value of Performance Units that will be paid to the Grantee at the end of the Performance Period. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Performance Goals for Awards of Performance Units may be set by the Committee at threshold, target and maximum performance levels with the number or value of the Performance Units payable directly correlated to the degree of attainment of the various performance levels during the Performance Period. Unless otherwise provided in an Award Agreement, no payment shall be made with respect to a Performance Unit Award if the threshold performance level is not satisfied. If Performance Goals are attained between the threshold and target performance levels or between the target and maximum performance levels, the number or value of Performance Units under such Award shall be determined by linear interpolation, unless otherwise provided in an Award Agreement. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Code Section 162(m), all Performance Goals shall be based on objective Performance Measures satisfying the requirements for the Performance-Based Exception, and shall be set by the Committee within the time period prescribed by Code Section 162(m).

11.3. Earning of Performance Units. Except as provided in Section 13, after the applicable Performance Period has ended, the holder of Performance Units shall be entitled to payment based on the level of achievement of Performance Goals set by the Committee and as described in Section 11.2. If the Performance Unit is intended to comply with the Performance-Based Exception, the Committee shall certify the level of achievement of the Performance Goals in writing before the Award is settled. At the discretion of the Committee, the Award Agreement may specify that an Award of Performance Units is payable in cash, Shares, Restricted Shares or Restricted Share Units.

11.4. Adjustment on Change of Position. If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the Performance Goals or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the Performance Goals or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the Performance Goals or the Performance Period.

Section 12.

Annual Incentive Awards

12.1. Annual Incentive Awards. Subject to and consistent with the provisions of the Plan, Annual Incentive Awards may be granted to any Eligible Person in accordance with the provisions of this Section 12. The Committee shall designate the individuals eligible to be granted Annual Incentive Awards for a Year. In the case of an Annual Incentive Award intended to qualify for the Performance-Based Exception, such designation shall occur within the first ninety (90) days of such Year. The Committee may designate an Eligible Person as eligible for a complete or partial Year. The opportunity to be granted an Annual Incentive Award shall be evidenced by an Award Agreement or in such form as the Committee may approve, which shall specify the individual’s Bonus Opportunity, the Performance Goals, and such other terms not inconsistent with the Plan as the Committee shall determine.

12.2. Determination of Amount of Annual Incentive Awards.

(a) Aggregate Maximum. The Committee may establish guidelines as to the maximum aggregate amount of Annual Incentive Awards payable for any Year.

(b) Establishment of Performance Goals and Bonus Opportunities. For any Annual Incentive Award granted, the Committee shall establish Performance Goals for the Year (which may be the same or different for some or all Eligible Persons) and shall establish the threshold, target and maximum Bonus Opportunity for each Grantee for the attainment of specified threshold, target and maximum Performance Goals. In the case of an Annual Incentive Award intended to qualify for the Performance-Based Exception, such designation shall occur within the first ninety (90) days of the Year. Performance Goals and Bonus Opportunities may be weighted for different factors and measures as the Committee shall determine, and as provided under Section 4.4.

(c) Committee Certification and Determination of Amount of Annual Incentive Award. The Committee shall determine and certify in writing the degree of attainment of Performance Goals as soon as administratively practicable after the end of each Year but not later than sixty (60) days after the end of such Year. The Committee shall determine an individual’s maximum Annual Incentive Award based on the level of attainment of the Performance Goals (as certified by the Committee) and the individual’s Bonus Opportunity. The Committee may adjust an Annual Incentive Award, or delegate with respect to such an Award, as provided in Section 4.4. The determination of the Committee to reduce (or not pay) an individual’s Annual Incentive Award for a Year shall not affect the maximum Annual Incentive Award payable to any other individual. No Annual Incentive Award intended to qualify for the Performance-Based Exception shall be payable to an individual unless at least the threshold Performance Goal is attained.

(d) Termination of Service. If a Grantee has a Termination of Service during the Year, the Committee may, in its absolute discretion and under such rules as the Committee may from time to time prescribe, authorize the payment of an Annual Incentive Award to such Grantee in accordance with the foregoing provisions of this Section 12.2 and, in the absence of such determination by the Committee, the Grantee shall receive no Annual Incentive Award for such Year; provided, however, that, to the extent that an Annual Incentive Award is intended to comply with the Performance-Based Exception, the payment of such Award shall be determined based upon actual performance at the end of the Year and any payment of such Award shall be paid in accordance with Section 12.3, unless otherwise provided in the applicable Award Agreement in a manner compliant with Code Section 162(m).

12.3. Time of Payment of Annual Incentive Awards. An Annual Incentive Award shall be paid as soon as administratively practicable after the Committee determines the amount of the Award payable under this Section 12, but not later than March 15 of the calendar year immediately following the calendar year during which the end of the Year for which the Annual Incentive Award relates occurs.

12.4. Form of Payment of Annual Incentive Awards. An individual’s Annual Incentive Award for a Year shall be paid in cash, Shares, Restricted Shares, Options or any other form of an Award, or any combination thereof, as provided in the Award Agreement or in such form as the Committee may approve.

Section 13.

Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards (other than Options and SARs), on such terms and conditions as the Committee shall determine in accordance with the Plan and Code Section 409A. Unless otherwise provided in the Award Agreement, Section 9, or Section 10, Dividend Equivalents shall be paid immediately when accrued and, in no event, later than March 15 of the calendar year following the calendar year in which such Dividend Equivalents accrue.

Unless otherwise provided in the Award Agreement, Section 9, or Section 10, if the Grantee incurs a Termination of Service prior to the date such Dividend Equivalents accrue, the Grantee’s right to such Dividend Equivalents shall be immediately forfeited. Notwithstanding the foregoing, no Dividend Equivalents may be paid with respect to unvested Performance Units.

Section 14.

Change in Control

14.1. Acceleration of Vesting. Unless otherwise provided in the applicable Award Agreement, upon the occurrence of (a) a Change in Control with respect to a particular Award, and (b) a Grantee’s involuntary Termination of Service (other than due to Cause) that occurs during the fifteen (15)-month period immediately following such Change in Control event, such Award shall become vested, all Restrictions shall lapse, and all Performance Goals shall be deemed to be met, as applicable; provided, however, that no payment of an Award shall be accelerated to the extent such payment would cause such Award to be subject to the adverse tax consequences under Code Section 409A. The Committee may, in its discretion, include such further provisions and limitations with respect to a Change in Control in any Award Agreement as it may deem desirable.

14.2. Special Treatment in the Event of a Change in Control. In order to maintain the Grantee’s rights upon the occurrence of any Change in Control with respect to an Award, the Committee, as constituted before such event, may, in its sole discretion, as to any such Award, either at the time the Award is made hereunder or any time thereafter: (a) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; and/or (b) cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving entity after such Change in Control. Additionally, in the event of any Change in Control with respect to Options and SARs, the Committee, as constituted before such Change in Control, may, in its sole discretion (except as may be otherwise provided in the Award Agreement): (a) cancel any outstanding unexercised Option or SAR (whether or not vested) that has a per-Share Option Price or Strike Price (as applicable) that is greater than the Change in Control Price (defined below); or (b) cancel any outstanding unexercised Option or SAR (whether or not vested) that has a per-Share Option Price or Strike Price (as applicable) that is less than or equal to the Change in Control Price in exchange for a cash payment of an amount equal to (x) the difference between the Change in Control Price and the Option Price or Strike Price (as applicable), multiplied by (y) the total number of Shares underlying such Option or SAR that are vested and exercisable at the time of the Change in Control. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem desirable. The “Change in Control Price” means the lower of (a) the per-Share Fair Market Value as of the date of the Change in Control, or (b) the price paid per Share as part of the transaction which constitutes the Change in Control.

Section 15.

Amendments and Termination

15.1. Amendment and Termination.

(a) Subject to Section 15.2, the Board may at any time amend, alter, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s shareholders; provided, however, that (i) any amendment shall be subject to the approval of the Company’s shareholders if such approval is required by any federal or state law or regulation or any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (ii) any Plan amendment or termination will not accelerate the timing of any payments that constitute non-qualified deferred compensation under Code Section 409A so as to result in adverse tax consequences under Code Section 409A.

(b) Subject to Section 15.2, the Committee may amend the terms of any Award Agreement, prospectively or retroactively, in accordance with the terms of the Plan.

15.2. Previously Granted Awards. Except as otherwise specifically provided in the Plan (including Sections 3.2(k), 3.2(n), 5.5, and this Section 15.2) or an Award Agreement, no termination, amendment or modification of the Plan shall adversely affect in any material respect any Award previously granted under the Plan or an Award Agreement without the written consent of the Grantee of such Award. Notwithstanding the foregoing, the Board or the Committee (as applicable) shall have the authority to amend the Plan and outstanding Awards to the extent necessary or advisable to account for changes in applicable law, regulations, rules, accounting principles, corporate governance standards, or other written guidance without a Grantee’s consent.

Section 16.

Beneficiary Designation

Each Grantee under the Plan may, from time to time, name any Beneficiary or Beneficiaries (who may be named contingently or successfully) to whom any benefit under the Plan is to be paid in case of his/her death before he/she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee’s lifetime. In the absence of any such designation, the Grantee’s estate shall be the Grantee’s Beneficiary.

Section 17.

Withholding

17.1. Required Withholding.

(a) The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or a SAR, upon the lapse of Restrictions on an Award, or upon payment of any benefit or right under the Plan (the Exercise Date, the date such Restrictions lapse, or the date such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may be required or may be permitted to elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare taxes (“FICA”), by one or a combination of the following methods:

(i) payment of an amount in cash equal to the amount to be withheld;

(ii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of an Option or a SAR, upon the lapse of Restrictions, or upon settlement of any other Award a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iii) withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or a SAR or in connection with the settlement of any other Award to be satisfied by withholding Shares pursuant to Section 17.1(a)(iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state, and local law. An election by the Grantee under this Section 17.1(a) is irrevocable. Any fractional share amount and any additional withholding obligation not satisfied by the withholding or surrender of Shares shall be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements, unless otherwise provided in the Award Agreement.

(b) Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.5(f)) or an election under Code Section 83(b) shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in Section 17.1(a).

(c) No Award shall be settled, whether in cash or in Shares, unless the applicable tax withholding requirements have been met to the satisfaction of the Committee.

17.2. Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Code Section 83(b) to include in such Grantee’s gross income in the year of transfer the amounts specified in Code Section 83(b), then such Grantee shall notify the Company of such election within ten (10) days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b). The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Section 18.

General Provisions

18.1. Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware, other than its law respecting choice of laws and applicable federal law.

18.2. Severability. If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, it shall be stricken and the remainder of the Plan and any such Award shall remain in full force and effect.

18.3. Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

18.4. Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges or markets as may be required. Notwithstanding any provision of the Plan or any Award Agreement, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (or any Subsidiary) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee, the Company or a Subsidiary of any applicable law or regulation.

18.5. Limit on Repricing. Without the approval of shareholders, neither the Committee nor the Board will amend or replace previously granted Options or SARs in a transaction that constitutes “repricing,” which for this purpose means any of the following or any action that has the same effect: (a) lowering the exercise price of an Option or SAR after it is granted; (b) any other action that is treated as a repricing under generally accepted accounting principles; and/or (c) cancelling an Option or SAR at a time when its exercise price exceeds the Fair Market Value of the underlying Stock, in exchange for another Award, other equity, cash or other property; provided, however, that the foregoing transactions shall not be deemed a repricing if done pursuant to an adjustment authorized under Section 4.2.

18.6. Securities Law Compliance. If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any securities exchange or market upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. All evidence of Share ownership delivered pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations or other requirements of the SEC, any securities exchange or market upon which Shares are then listed, and any applicable securities law. If so requested by the Company, the Grantee shall make a written representation and warranty to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he/she shall have furnished to the Company an opinion of counsel, in form and substance satisfactory to the Company, that such registration is not required.

If the Committee determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which any of the Company’s equity securities are listed, then the Committee may postpone any such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.

18.7. Code Section 409A. To the extent applicable and notwithstanding any other provision of the Plan, the Plan and Award Agreements hereunder shall be administered, operated and interpreted in accordance with Code Section 409A, including any regulations or other guidance that may be issued after the date on which the Board approves the Plan; provided, however, that, in the event that the Committee determines that any amounts payable hereunder may be taxable to a Grantee under Code Section 409A prior to the payment and/or delivery to such Grantee of such amount, the Company may (a) adopt such amendments to the Plan and related Award, and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder, and/or (b) take such other actions as the Committee determines necessary or appropriate to comply with or exempt the Plan and/or Awards from the requirements of Code Section 409A. The Company and its Subsidiaries make no guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan, and, notwithstanding the above provisions and any agreement or understanding to the contrary, if any Award, payments or other amounts due to a Grantee (or his or her beneficiaries, as applicable) results in, or causes in any manner, the application of any adverse tax consequence under Code Section 409A or otherwise to be imposed, then the Grantee (or his or her Beneficiaries, as applicable) shall be solely liable for the payment of, and the Company and its Subsidiaries shall have no obligation or liability to pay or reimburse (either directly or otherwise) the Grantee (or his or her Beneficiaries, as applicable) for, any such adverse tax consequences. In the case of any Deferred Compensation Award (in addition to Deferred Shares), the provisions of Section 10.4 relating to permitted times of settlement shall apply to such Award. If any Deferred Compensation Award is payable to a “specified employee” (within the meaning of Treasury Regulation Section 1.409A-1(i)), then such payment, to the extent payable due to the Grantee’s Termination of Service and not otherwise exempt from Code Section 409A, shall not be paid before the date that is six (6) months after the date of such Termination of Service (or, if earlier, such Grantee’s death).

18.8. Clawback. Notwithstanding anything to the contrary in the Plan or any Award Agreement, any Award (including any proceeds, gains, or other economic benefit actually or constructively received by the Grantee thereof upon the receipt or exercise of such Award or the receipt or resale of Shares underlying such Award) shall be subject to the provisions of any clawback or recoupment policy adopted by the Board and/or the Committee, including any such policy adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, any rules or regulations promulgated and in effect thereunder, or any SEC or securities exchange rule.

18.9. Military Service. Awards shall be administered in accordance with Code Section 414(u) and the Uniformed Services Employment and Reemployment Rights Act of 1994.

18.10. Mitigation of Excise Tax. If any payment or right accruing to a Grantee under the Plan (without the application of this Section 18.10), either alone or together with other payments or rights accruing to the Grantee from an Employer (“Total Payments”), would constitute a “parachute payment” (as defined in Code Section 280G), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Code Section 4999 or being disallowed as a deduction under Code Section 280G. The determination of whether any reduction in the rights or payments under the Plan is to apply shall be made by the Committee in good faith after consultation with the Grantee, and such determination shall be conclusive and binding on the Grantee. The Grantee shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose.

18.11. No Rights as a Shareholder. No Grantee shall have any rights as a shareholder of the Company with respect to the Shares (except as provided in Section 8.7 with respect to Restricted Shares) that may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him/her.

18.12. Awards Not Taken into Account for Other Benefits. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of an Employer, except as such plan shall otherwise expressly provide, or (b) any Employment Agreement to which the Grantee is subject, except as such agreement shall otherwise expressly provide.

18.13. Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees as it may deem desirable.

18.14. No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Grantee or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

18.15. No Right to Continued Service or Awards. No employee, director, or consultant shall have the right to be selected to receive an Award under the Plan or, having been so selected, to be selected to receive a future Award. The grant of an Award shall not be construed as giving a Grantee the right to be retained in the employ of the Company or any Subsidiary or to be retained as a director of or consultant to the Company or any Subsidiary. Further, the Company or a Subsidiary may at any time terminate the service of a Grantee free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

18.16. Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine genders include the neuter gender. The headings of sections and subsections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

18.17. No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

18.18. Plan Document Controls. This Plan and each Award Agreement constitute the entire agreement with respect to the subject matter hereof and thereof; provided, however, that in the event of any inconsistency between the Plan and such Award Agreement, the terms and conditions of the Plan shall control.

Notice of Annual Meeting

of Shareowners

and Proxy Statement

Meeting Date

June 28, 2012

YOUR VOTE IS IMPORTANT!

Please promptly vote your proxy.

MATERIAL SCIENCES
CORPORATION

            24432

▼ FOLD AND DETACH HERE ▼

Please mark your votes as indicated in this example	☒

1.	ELECT SEVEN DIRECTORS: Nominees:	FOR	WITHHOLD	*EXCEPTIONS
		ALL	FOR ALL				FOR	AGAINST	ABSTAIN
01 02 03 04 05 06 07	Terry L. Bernander, Frank L. Hohmann III, Samuel Licavoli, Patrick J. McDonnell, Clifford D. Nastas, John P. Reilly and Dominick J. Schiano	☐	☐	☐	2.	To approve the Material Sciences Corporation 2012 Incentive Compensation Plan.	☐	☐	☐

					3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending February 28, 2013.	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions

	Mark Here for Address Change or Comments SEE REVERSE	☐

                    NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON JUNE 28, 2012

The Company’s Proxy Statement for the 2012 Annual Meeting of Shareowners, Annual Report to Shareowners for the fiscal year ended February 29, 2012, and Annual Report on Form 10-K for the fiscal year ended February 29, 2012, are available at: www.matsci.com under “Annual Report and Proxy Materials” in the “Investors” section.

▼ FOLD AND DETACH HERE ▼

MATERIAL SCIENCES CORPORATION

2200 East Pratt Boulevard, Elk Grove Village, Illinois 60007

PROXY — Solicited on Behalf of the Board of Directors — PROXY

Annual Meeting of Shareowners to be Held on June 28, 2012

Please mark, date and sign on reverse side and return in the enclosed envelope

The undersigned hereby appoints John P. Reilly and Clifford D. Nastas, as proxies, each with full power of substitution to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Material Sciences Corporation held of record by the undersigned, at the Annual Meeting of Shareowners of Material Sciences Corporation to be held on June 28, 2012, at 10:00 a.m., CDT at the Company’s Headquarters, 2200 East Pratt Boulevard, Elk Grove Village, Illinois 60007, or at any adjournment or postponement thereof.

Your vote for seven directors may be indicated on the reverse side. Terry L. Bernander, Frank L. Hohmann III, Samuel Licavoli, Patrick J. McDonnell, Clifford D. Nastas, John P. Reilly and Dominick J. Schiano, have been nominated for election of directors.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareowner. If no contrary direction is given, the shares represented by this proxy will be voted (1) FOR the election of all nominees for director; (2) FOR approval of the Material Sciences Corporation 2012 Incentive Compensation Plan; and (3) FOR ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending February 28, 2013. Unless a contrary direction is given, this proxy will grant the persons named as proxies herein discretionary authority to cumulate votes in connection with the election of directors. If you withhold your vote for a nominee, all of your cumulative votes will be allocated to the remaining nominees as determined by the proxies. The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

Address Change/Comments (Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES P.O. BOX 3550

SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)	24432